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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

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                                IOS CAPITAL, LLC
                             ORIGINATOR AND SERVICER

                             IKON RECEIVABLES-2, LLC
                                     SELLER

                                       AND

                          IKON RECEIVABLES FUNDING, LLC
                                     ISSUER

                                   ----------

                       ASSIGNMENT AND SERVICING AGREEMENT

                            Dated as of April 1, 2003

                                   ----------

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ALL RIGHT, TITLE AND INTEREST OF IKON RECEIVABLES FUNDING, LLC IN AND TO THIS
AGREEMENT HAS BEEN ASSIGNED TO AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF BNY MIDWEST TRUST COMPANY, AS TRUSTEE, UNDER THE INDENTURE DATED AS OF APRIL 1, 2003, FOR THE BENEFIT OF THE PERSONS REFERRED TO THEREIN.

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                                TABLE OF CONTENTS

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
RECITALS..................................................................................... 1

SECTION 1.  CAPITAL CONTRIBUTION............................................................. 2

   1.01 Capital Contribution of Leases, Etc.................................................. 2
   1.02 Capital Contribution of and Grant of Security Interest in Equipment.................. 2
   1.03 Contribution of Leases; Grant of Security Interest................................... 2
   1.04 Servicer to Act as Custodian......................................................... 4
   1.05 No Recourse to IKON Office Solutions, Inc. or Affiliates............................. 5

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR................................. 6

   2.01 Corporate Organization and Authority................................................. 6
   2.02 Business and Property................................................................ 6
   2.03 Financial Statements................................................................. 6
   2.04 Equipment and Leases................................................................. 7
   2.05 Payments.............................................................................11
   2.06 Full Disclosure......................................................................11
   2.07 Pending Litigation...................................................................12
   2.08 Title to Leases and Equipment........................................................12
   2.09 Transactions Legal, Binding and Authorized...........................................12
   2.10 Governmental Consent.................................................................13
   2.11 Taxes................................................................................13
   2.12 Compliance with Law; Investment Company Act..........................................14
   2.13 ERISA................................................................................14
   2.14 Ability to Perform...................................................................14
   2.15 Ordinary Course; No Insolvency.......................................................14
   2.16 Assets and Liabilities...............................................................15
   2.17 Fair Consideration...................................................................15
   2.18 Ability to Pay Debts.................................................................15
   2.19 Bulk Transfer Provisions.............................................................15
   2.20 Transfer Taxes.......................................................................15
   2.21 Principal Executive Office and State of Organization.................................16
   2.22 Servicing Provisions Customary.......................................................16
   2.23 Nonconsolidation.....................................................................16
   2.24 Capital Contribution Treatment.......................................................17
   2.25 Perfection Representations, Warranties and Covenants.................................17

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE SELLER.....................................20

   3.01 Corporate Organization and Authority.................................................20
   3.02 Business and Property................................................................20
   3.03 Ownership and Security Interest......................................................20
   3.04 Title to Leases and Equipment........................................................21
   3.05 Transactions Legal, Binding and Authorized...........................................21
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
   3.06 Governmental Consent.................................................................22
   3.07 Compliance with Law; Investment Company Act..........................................22
   3.08 Assets and Liabilities...............................................................22
   3.09 Fair Consideration...................................................................23
   3.10 Ability to Pay Debts.................................................................23
   3.11 Bulk Transfer Provisions.............................................................23
   3.12 Transfer Taxes; Taxes................................................................23
   3.13 Principal Executive Office and State of Organization.................................24
   3.14 Nonconsolidation.....................................................................24
   3.15 Capital Contribution Treatment.......................................................24

SECTION 4.  ADMINISTRATION OF LEASES.........................................................25

   4.01 Servicer to Act......................................................................25
   4.02 Lease Amendments and Modifications...................................................28
   4.03 Non-Performing Leases................................................................29
   4.04 Costs of Servicing; Servicing Fee; Administrative Expenses...........................30
   4.05 Other Transactions...................................................................30
   4.06 Information Provided by Servicer.....................................................30

SECTION 5.  SERVICER ADVANCES AND ORIGINATOR'S AND SELLER'S SUPPORT..........................31

   5.01 Late Lease Payments..................................................................31
   5.02 Early Termination Leases.............................................................31
   5.03 Indemnification......................................................................32
   5.04 Purchases; Other Payments............................................................32
   5.05 Seller's Obligation in Respect of Non-Performing Leases..............................33
   5.06 Payment Advices......................................................................34

SECTION 6.  INFORMATION TO BE PROVIDED.......................................................34

   6.01 Monthly Status Reports; Servicing Reports............................................34
   6.02 Annual Independent Public Accountant's Report........................................36

SECTION 7.  THE SERVICER.....................................................................37

   7.01 Merger or Consolidation of the Servicer..............................................37
   7.02 Limitation on Liability of the Servicer and Others...................................37
   7.03 Servicer Not to Resign or Be Removed.................................................37
   7.04 Financial and Business Information...................................................38
   7.05 Officers' Certificates...............................................................39
   7.06 Inspection...........................................................................40
   7.07 Servicer Records.....................................................................40

SECTION 8.  THE ORIGINATOR...................................................................40

   8.01 Merger or Consolidation of the Originator............................................40
   8.02 Control of Seller....................................................................40
   8.03 Financial and Business Information...................................................41
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
   8.04 Officers' Certificates...............................................................42
   8.05 Books and Records....................................................................42
   8.06 Communications.......................................................................42

SECTION 9.  THE SELLER.......................................................................42

   9.01 Merger or Consolidation of the Seller................................................42
   9.02 Control of Issuer....................................................................43
   9.03 Information..........................................................................43
   9.04 Inspection...........................................................................43
   9.05 Books and Records....................................................................44
   9.06 Communications.......................................................................44

SECTION 10. DEFAULT.............................................. ...........................44

   10.01 Servicer Events of Default..........................................................44
   10.02 Termination.........................................................................46
   10.03 Trustee to Act; Appointment of Successor............................................46
   10.04 Servicer to Cooperate...............................................................48
   10.05 Notification to Noteholders.........................................................48
   10.06 Remedies Not Exclusive..............................................................48

SECTION 11. SUBSTITUTION AND ADDITION OF LEASES..............................................48

   11.01 Substitution and Addition...........................................................48
   11.02 Procedure...........................................................................50
   11.03 Objection and Purchase..............................................................51
   11.04 Originator's, Seller's and Servicer's Subsequent Obligations........................51

SECTION 12. ASSIGNMENT.......................................................................52

   12.01 Assignment to Trustee...............................................................52
   12.02 Assignment by Originator, Seller or Servicer........................................52

SECTION 13. NATURE OF OBLIGATIONS AND SECURITY THEREFOR......................................52

   13.01 Obligations Absolute................................................................52
   13.02 Security for Obligations............................................................53
   13.03 Further Assurances; Financing Statements............................................53

SECTION 14. DEFINITIONS......................................................................54

SECTION 15. MISCELLANEOUS....................................................................60

   15.01 Continuing Obligations..............................................................60
   15.02 GOVERNING LAW; WAIVER OF JURY TRIAL.................................................60
   15.03 FORUM NON CONVENIENS................................................................61
   15.04 Successors and Assigns..............................................................61
   15.05 Modification........................................................................61
   15.06 No Proceedings......................................................................61
   15.07 Notices.............................................................................61
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
   15.08 Counterparts........................................................................62
   15.09 Nonpetition Covenant................................................................62
   15.10 Benefits of Agreement...............................................................62
   15.11 Severability........................................................................62
   15.12 Non-Recourse........................................................................63

Schedule 1     -      Portfolio Detail

Exhibit A      -      Schedule of Leases and Equipment
Exhibit B      -      Form of Receivables Servicing Report
Exhibit C      -      Form of Master Lease and Short Forms of Lease Agreement
Exhibit D      -      Form of MWBE Master Lease

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                       ASSIGNMENT AND SERVICING AGREEMENT

               This ASSIGNMENT AND SERVICING AGREEMENT (this "Agreement" or this "Assignment and Servicing Agreement") is made and dated as of April 1, 2003, among IKON RECEIVABLES FUNDING, LLC, a Delaware limited liability company, as acquiror hereunder (the "Issuer"), IOS CAPITAL, LLC a Delaware limited liability company, as originator of the Leases (in such capacity, the "Originator"), contributor of the Leases to IKON Receivables-2, LLC and servicer hereunder (in such capacity, the "Servicer"), and IKON RECEIVABLES-2, LLC, a Delaware limited liability company, as contributor of the Leases to the Issuer (the "Seller").

                                 R E C I T A L S

               A. The Originator wishes to contribute, transfer, assign, set over and convey to the Seller, and the Seller wishes to acquire from the Originator, all right, title and interest of the Originator in, to and under the Leases and the Equipment subject to the Leases (such terms and all other capitalized terms used herein having the meanings ascribed thereto in Section 14 hereof unless otherwise indicated).

               B. The Seller wishes to contribute, transfer, assign, set over and convey to the Issuer, and the Issuer wishes to acquire from the Seller,
(i) all right, title and interest of the Seller in, to and under the Leases, and
(ii) all right, title and interest of the Seller in, to and under the covenants, representations, warranties and other obligations of the Originator (including the Originator's Purchase Obligation) under this Assignment and Servicing Agreement.

               C. The Seller wishes to grant a security interest to the Issuer, and the Issuer wishes to accept the Seller's grant of a security interest to the Issuer of, all right, title and interest of the Seller in and to the Equipment subject to the Leases as security for the performance by the Seller of certain of its obligations hereunder.

               D. Pursuant to the Indenture, the Issuer is issuing one class of 1.30813% Class A-1 Lease-Backed Notes, Series 2003-1 in the aggregate principal amount of $253,200,000 (the "Class A-1 Notes"), one class of 1.68% Class A-2 Lease-Backed Notes, Series 2003-1 in the aggregate principal amount of $26,700,000 (the "Class A-2 Notes"), one class of variable rate Class A-3a Lease-Backed Notes, Series 2003-1 in the aggregate principal amount of $206,400,000 (the "Class A-3a Notes"), one class of 2.33% Class A-3b Lease-Backed Notes, Series 2003-1 in the aggregate principal amount of $206,400,000 (the "Class A-3b Notes" and together with the Class A-3a Notes, the "Class A-3 Notes") and one class of 3.27% Class A-4 Lease-Backed Notes, Series 2003-1 in the aggregate principal amount of $159,385,000 (the "Class A-4 Notes"; together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes"), the net proceeds of which are being used to fund the Reserve Account established pursuant to the Indenture and to make distributions by the Issuer to the Seller and by the Seller to the Originator. The Registration Statement filed in connection with the Notes contemplates the issuance of subsequent series of the Issuer's Lease-Backed Notes.

               E. Pursuant to the Indenture, the Issuer is granting, inter alia, to the Trustee, for the benefit of the holders from time to time of the Notes and the Insurer, a security interest in

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all right, title and interest of the Issuer in, to and under the Leases, the
Equipment and this Assignment and Servicing Agreement.

               SECTION 1. CAPITAL CONTRIBUTION

               1.01   Capital Contribution of Leases, Etc.

               (a) By their execution and delivery of this Assignment and Servicing Agreement, the Originator, in consideration for the membership interests in the Seller, hereby contributes, transfers, assigns, sets over and conveys to the Seller, and the Seller hereby acquires from the Originator, without recourse (except to the extent of the Originator's Purchase Obligations as set forth herein), all of the Originator's right, title and interest in and to each of the Leases (including all Related Interests).

               (b) By their execution and delivery of this Assignment and Servicing Agreement, the Seller, in consideration for the membership interests in the Issuer, hereby contributes, transfers, assigns, sets over and conveys to the Issuer, and the Issuer hereby acquires from the Seller without recourse (except to the extent of the Seller's Purchase Obligations as set forth herein), all of the Seller's right, title and interest in and to each of (i) the Leases (including all Related Interests), and (ii) the covenants, representations, warranties and other obligations of the Originator (including the Originator's Purchase Obligation) under this Assignment and Servicing Agreement.

               1.02 Capital Contribution of and Grant of Security Interest in Equipment.

               (a) The Originator and the Seller each acknowledge and confirm that the Originator, as additional consideration for the membership interests in the Seller, is also contributing and transferring to the Seller, and in connection with each transfer and assignment of Additional Leases and Substitute Leases, the Originator will contribute and transfer to the Seller, without recourse, all right, title and interest of the Originator in and to each item of Equipment subject to each Lease, Additional Lease and Substitute Lease. After such contribution and transfer by the Originator to the Seller, all right, title and interest of the Originator in and to each item of Equipment subject to each Lease shall be vested in the Seller.

               (b) The Seller and the Issuer each acknowledge and confirm that the Seller is granting a security interest to the Issuer, and in connection with each transfer and assignment of Additional Leases and Substitute Leases the Seller will grant a security interest to the Issuer, in all right, title and interest of the Seller in and to each item of Equipment subject to each Lease, Additional Lease and Substitute Lease, as security for the performance by the Seller of its obligations under Section 5.05. After such grant by the Seller to the Issuer, the Issuer shall have a security interest in all right, title and interest of the Seller in and to each item of Equipment subject to each Lease, Additional Lease and Substitute Lease.

               1.03   Contribution of Leases; Grant of Security Interest.

               It is the intention of the parties hereto that each transfer of Leases, Additional Leases, Substitute Leases and Equipment by the Originator to the Seller pursuant to Sections 1.01(a) and 1.02(a), and each transfer of Leases, Additional Leases and Substitute Leases by the

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Seller to the Issuer pursuant to Section 1.01(b), shall constitute an absolute assignment thereof by way of capital contribution and not a loan. Neither the Originator nor the Seller shall take any action inconsistent with the treatment of such transfers as absolute assignments by way of capital contributions or with the Issuer's ownership of the Leases (including all Related Interests). Each of the Originator, the Seller and the Issuer shall indicate in its records that, and shall respond to any inquiries from third parties by indicating that,
(i) ownership of the Leases, Additional Leases, Substitute Leases, including all Related Interests, is held by the Issuer and pledged to the Trustee, pursuant to the Indenture, and (ii) ownership of each item of Equipment subject to each Lease is held by the Seller (subject to the security interest therein granted by the Seller to the Issuer hereunder and by the Issuer to the Trustee pursuant to the Indenture). In the event, however, that contrary to the expressed intentions of the parties, the transactions evidenced by Sections 1.01(a), 1.01(b) and 1.02(a) do not constitute an absolute transfer and assignment of assets pursuant to the provisions of such Sections, then it is the intention of the parties hereto that this Assignment and Servicing Agreement shall constitute a security agreement under applicable law and that, effective as of the date hereof, the Originator shall be deemed to have granted to the Seller, and the Seller shall be deemed to have granted to the Issuer, first priority security interests, as follows:

                      (a) Originator hereby grants to Seller a security interest in all of the Originator's right, title and interest in, to and under the following described property, including, without limitation, all such property to the extent constituting general intangibles, accounts, chattel paper, documents, instruments, investment property, goods, letters of credit, deposit accounts and supporting obligations (as each of the foregoing terms is defined in the Uniform Commercial
        Code), whether such property (or Originator's right, title or interest therein) is now existing or is hereafter created, acquired or arising, and wherever located, as security for the payment and performance of all liabilities, indebtedness and obligations now or at any time or times hereafter owing by Originator to Seller, whether absolute or conditional, due or to become due, liquidated or unliquidated and arising under the terms of this Assignment and Servicing Agreement: (i) all Leases, including, without limitation, all Additional Leases and Substitute Leases; (ii) all amounts due or to become due at any time or times under or with respect to any of the Leases since the Cut-Off Date (other than any pre-payments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease), including, without limitation, all Lease Payments, Renewal Payments, Casualty Payments, Retainable Deposits and Termination Payments; (iii) all rights to payment or performance under any Lease Guaranty; (iv) all rights and interests in any collateral with respect to any Lease, including any security deposit and any security interest in the Equipment securing the Lessee's obligations under any Lease; (v) all of the Originator's right, title and interest in and to any Equipment; (vi) all rights and benefits of Originator under this Assignment and Servicing Agreement; and (vii) all proceeds (as defined in the Uniform Commercial Code) of any of the foregoing (collectively, the "Originator Collateral").

                      (b) Seller hereby grants to Issuer a security interest in all of Seller's right, title and interest in, to and under the following described property, including, without limitation, all such property to the extent constituting general intangibles, accounts, chattel paper, documents, instruments, investment property, goods, letters of credit, deposit accounts and supporting obligations (as each of the foregoing terms is

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        defined in the Uniform Commercial Code), whether such property (or
        Seller's right, title or interest therein) is now existing or is hereafter created, acquired or arising, and wherever located, as security for the payment and performance of all liabilities, indebtedness and obligations now or at any time or times hereafter owing by Seller to Issuer, whether absolute or conditional, due or to become due, liquidated or unliquidated and arising under the terms of this Assignment and Servicing Agreement: (i) all Leases, including, without limitation, all Additional Leases and Substitute Leases; (ii) all amounts due or to become due at any time or times under or with respect to any Leases since the Cut-Off Date (other than any pre-payments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease), including, without limitation, all Lease Payments, Renewal Payments, Casualty Payments, Retainable Deposits and Termination Payments; (iii) all rights to payment or performance under any Lease Guaranty; (iv) all rights and interests in any collateral with respect to any Lease, including any security deposit and any security interest in the Equipment securing the Lessee's obligations under any Lease; (v) all of the Seller's right, title and interest in and to any Equipment; (vi) all rights and benefits of Seller under this Assignment and Security Agreement; (vii) all interest of the Seller in any of the Originator Collateral, including, without limitation, the security interest granted by Originator to Seller in the Originator Collateral; and (viii) all proceeds (as defined in the Uniform Commercial Code) of any of the foregoing (collectively, the "Seller Collateral").

               1.04   Servicer to Act as Custodian.

               (a) The Servicer shall hold and acknowledges that it is holding the Leases and all other assets in the Asset Pool that it may from time to time receive hereunder as custodian for the Trustee, excluding any amounts distributed to the Servicer by the Trustee in accordance with Section 3.03(b) of the Indenture.

               (b)    The Servicer shall perform its duties under this Section
1.04 in accordance with the standard set forth in Section 4.01 as such standard applies to servicers acting as custodial agents. The Servicer shall promptly report to the Trustee any failure by it to hold the Leases as herein provided and shall promptly take appropriate action to remedy any such failure but only to the extent (i) any such failure is caused by the acts or omissions of the Servicer and (ii) such remedial action is otherwise within its capabilities or control. As custodian, the Servicer shall have the following powers and perform the following duties:

               (A) hold the Leases on behalf of the Trustee for the benefit of the Noteholders and the Insurer, maintain accurate records pertaining to each Lease to enable it to comply with the terms and conditions of this Assignment and Servicing Agreement, and maintain a current inventory thereof;

               (B) implement policies and procedures in accordance with the Servicer's normal business practices with respect to the handling and custody of the Leases so that the integrity and physical possession of the Leases will be maintained; and

               (C) attend to all details in connection with maintaining custody of the Leases on behalf of the Issuer and for the Trustee on behalf of the Noteholders and the Insurer.

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               (c)    In acting as custodian of the Leases, the Servicer agrees
further that it does not and will not have or assert any beneficial ownership interest in such Leases. The Servicer shall mark conspicuously its master data processing records evidencing each Lease with a legend, acceptable to the Trustee and the Insurer, evidencing that (i) all right, title and interest in the Leases has been contributed and transferred to the Issuer and pledged by the Issuer to the Trustee as provided in the Indenture, and (ii) a security interest in all right, title and interest of the Seller in and to the related Equipment has been granted by the Seller to the Issuer hereunder and pledged by the Issuer to the Trustee as provided in the Indenture.

               (d) Subject to the provisions of this Assignment and Servicing Agreement, the Servicer agrees to maintain the Leases at its office at 1738 Bass Road, Macon, Georgia or at such other offices of the Servicer as shall from time to time be identified by prior written notice to the Trustee and the Insurer. The Servicer shall keep the originals of the Leases and related Lease files segregated from other leases, records and files of the Servicer in a place where it is indicated that they are being held for the Trustee or at such alternate sites as the Servicer shall determine subject to the prior written consent of the Insurer; provided, however, that the originals of the Leases and related Lease files in respect of obligors in the State of Florida need not be so segregated provided that such Leases (and Lease files) are also retained in imaged form and the Servicer is in compliance with the requirements of Section 1.04(c). Notwithstanding the foregoing, the Servicer may temporarily move individual Leases or any portion thereof and related Lease files without notice as necessary to conduct collection and other servicing activities.

               (e) Notwithstanding anything to the contrary contained herein, in the event that the long-term debt rating assigned to the Servicer is downgraded below BBB- by S&P or Baa3 by Moody's, the Servicer shall promptly notify the Trustee and deliver the originals of all of the Leases (and related Lease files), including the originals of any Leases (and related Lease files) in imaged form, to the Trustee within three (3) Business Days of receipt of written demand by the Insurer. The Servicer shall be responsible for all additional fees and expenses in connection with such delivery.

               1.05   No Recourse to IKON Office Solutions, Inc. or Affiliates.

               Notwithstanding anything to the contrary contained here, the contributions and transfers of the Leases and Equipment pursuant to Sections 1.01(a), 1.01(b) and 1.02(a) are without representation or warranty by, or recourse to or against, IKON Office Solutions, Inc. or any subsidiary or Affiliate of IKON Office Solutions, Inc. other than the Originator and the Seller, including any right to require IKON Office Solutions, Inc. or any such subsidiary or Affiliate other than the Originator or the Seller to purchase or acquire any Lease or item of Equipment for any reason or to compensate the Originator, the Seller, the Issuer or any other Person for or in respect of any Lease or item of Equipment (whether on account of the non-payment of any lease or rental payment or for any other reason).

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               SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR

               The Originator, as Originator and Servicer, hereby represents and warrants as of the Issuance Date and, except with respect to Sections 2.03, 2.06, 2.07, 2.11(a) and 2.13, each date of substitution of Leases or addition of Additional Leases as follows:

               2.01   Corporate Organization and Authority.

                      The Originator:

               (a) is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization,

               (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted (except where the failure to have such licenses and permits would not have a material adverse effect on the Asset Pool or the business or condition (financial or otherwise) of the Originator or impair the enforceability of any Lease) and to enter into and perform its obligations under this Assignment and Servicing Agreement, and the transactions contemplated hereby, including performance of the duties of the Servicer and the Originator's support obligations hereunder and

               (c) has duly qualified and is authorized to do business and is in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary (except where the failure to be so qualified or in good standing would not have a material adverse effect on the Asset Pool or the business or condition (financial or otherwise) of the Originator or impair the enforceability of any Lease).

               2.02   Business and Property.

               The Prospectus accurately describes in all material respects the general nature of the business of the Originator.

               2.03   Financial Statements.

               (a) As of the Issuance Date, the consolidated balance sheet of the Originator and its consolidated subsidiaries for the fiscal years ended September 30, 2002, September 30, 2001 and September 30, 2000 and the related consolidated statements of income, member's equity and cash flow for the respective fiscal years ended on such dates, all accompanied by reports thereon containing opinions without qualification, except as therein noted, by the Originator's independent certified public accountants (such independent certified public accountants being PricewaterhouseCoopers) and the unaudited interim consolidated balance sheets of the Originator and its consolidated subsidiaries as of December 31, 2002 and the related consolidated statements of income, member's equity and cash flow for the three months ended December 31, 2002 have been prepared in accordance with generally accepted accounting

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principles consistently applied, and present fairly the financial position of the Originator and its subsidiaries as of such dates and the results of their operations for such periods.

               (b) As of the Issuance Date, except as disclosed in the Prospectus and the financial statements referred to in the preceding Section 2.03(a), since December 31, 2002 there has been no change in the business, condition or prospects (financial or otherwise) of the Originator except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse, and there is no Servicer Event of Default or event that would give rise to a Servicer Event of Default. Neither the Originator nor any of its subsidiaries has any material liabilities or obligations not incurred in the ordinary course of business other than those disclosed in the financial statements referred to in Section 2.03(a) or for which adequate reserves are reflected in such financial statements.

               2.04   Equipment and Leases.

               (a) Prior to the date of each contribution and transfer of any Leases and each contribution and transfer or grant of a security interest in the related Equipment in accordance with Sections 1.01 and 1.02, the Originator (or the originating lessor in the event that the Originator did not originate that particular Lease) purchased each item of Equipment from the manufacturer or other supplier. The Originator (or the originating lessor in the event that the Originator did not originate that particular Lease) has paid in full, to the manufacturer or supplier, as the case may be, the purchase price and any related charges in connection with the acquisition of the Equipment and is the sole lessor under the Leases. The contribution to the Seller and the concurrent contribution to the Issuer of the Leases, the contribution of all of the Originator's right, title and interest in each item of Equipment to the Seller and the grant of a security interest in the Seller's interests in each item of Equipment to the Issuer, do not violate the terms or provisions of any Lease or any other agreement to which the Originator is a party or by which it is bound.

               (b) Immediately prior to the completion of each contribution and transfer described in Sections 1.01(a), 1.01(b) and 1.02(a), the Originator will (i) be the legal owner of the Leases (including all Related Interests) and
(ii) have good title to each item of Equipment. Upon completion of each contribution and transfer described in Sections 1.01(a), 1.01(b) and 1.02(a) and the grant of the security interest described in Section 1.02(b), (i) the Issuer will be the legal owner of the related Leases (including all Related Interests),
(ii) the Seller will have good title to each item of related Equipment, and
(iii) the Issuer will have a valid security interest in all of the Seller's right, title and interest in and to each item of related Equipment.

               (c) At the time of each transfer of a Lease hereunder, (A) each such Lease (i) will be a triple-net lease (i.e., pursuant to which the Lessee is unconditionally responsible for the payment of insurance, maintenance and taxes with respect to the Equipment subject to the Lease); (ii) will be a legal, valid and binding full recourse obligation of the Lessee thereunder, enforceable by the Issuer in all material respects (and by the Trustee as assignee of the Issuer) against such Lessee in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights and by general equity principles; (iii) provides that it is noncancellable by the Lessee (except for Leases which contain early termination or prepayment clauses which require the Lessee to pay the remainder of all remaining Lease Payments under such Lease upon such cancellation or prepayment); (iv) will be in full force and effect; and (v) was originated pursuant to a lease contract in a form substantially similar in all material respects to the forms of master agreement and short forms of lease agreement each as attached as Exhibit C-1 and C-2 hereto (even if IOS Capital did not originate that particular Lease), (B) any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending and equal credit opportunity laws applicable to such Lease will have been complied with; (C) the Originator has no knowledge (after due inquiry) of any challenge, dispute or claim by or against the Lessee under or affecting such Lease or of the bankruptcy or insolvency of the applicable Lessee; and (D) at least 90% of such Leases (by Discounted Present Value of the Performing Leases) are governed by Georgia law. As of the initial Determination Date, or the effective date of the transfer of any Additional Lease or Substitute Lease, each Lessee has paid the first scheduled installment of rent under its respective Lease.

               (d) At the time that any Lease is contributed and transferred hereunder, the Originator will have no knowledge that any item of the Equipment subject thereto has suffered any loss or damage which has not been repaired.

               (e) Each Lease requires the Lessee thereunder to maintain insurance on the Equipment subject thereto in an amount sufficient to fully insure such Equipment.

               (f) In addition to the insurance maintained by the Lessees with respect to the Equipment, the Originator (or an Affiliate of the Originator) maintains (i) one or more property insurance policies with limits reasonably adequate to insure the Equipment against loss by the perils normally associated with an "all risk" or "special form" property insurance policy, (ii) a general liability insurance policy in the aggregate amount of $1,000,000 and
(iii) an excess liability insurance policy in umbrella form in the aggregate amount of $10,000,000. Each of such policies is in full force and effect and covers all Equipment. All premiums in respect of such policies have been paid. Each of the Trustee, the Insurer and the Issuer are named as loss payees and additional insureds, as their interests may appear, on such casualty and liability policies maintained by the Originator and will be provided with copies of all such policies upon written request. In the event of a Casualty, the Lessee is required to pay at a minimum the outstanding principal or net book value of the Leases and any applicable make-whole premium.

               (g) All of the Leases require the Lessee to be responsible for, and/or bear the cost of, maintaining the equipment in good working order.

               (h) No Lease has outstanding rent which is more than 62 days past due as of the Cut-off Date or as of the date of any substitution or replacement.

               (i) Each Lease was originated in accordance with the Originator's regular credit approval process described in the Prospectus (even if IOS Capital did not originate that particular Lease), and no selection procedures adverse to the credit quality of the Asset Pool were employed in selecting the Leases for contribution under this Assignment and Servicing Agreement. The Originator has performed all of its obligations required under each Lease.

               (j) Each Lease provides that the obligation of the Lessee to pay rent thereunder throughout the term thereof is and will be unconditional without regard to any event affecting the Equipment, the obsolescence of any Equipment, any claim of such Lessee against the Issuer, the Originator or the Servicer or any change in circumstance of such Lessee or any other circumstance whatsoever except to the extent that in the event of a casualty of any item of Equipment, the Lessee, at a minimum, is obligated to pay, in lieu of the future Lease Payments with respect to such item, the outstanding principal or net book value of the Leases and any applicable make whole premium.

               (k) Each of the Leases provides that payments thereunder are not subject to set-off or reduction.

               (l) In the case of each Lease which consists of a master lease and one or more exhibits or schedules thereto, the Originator has neither assigned such master lease in its entirety, nor delivered physical possession of such master lease, to any Person other than the Seller, the Issuer or the Trustee (or the trustee under another indenture in a transaction substantially similar to the transaction contemplated hereby, which other indenture provides that the lien thereof on such master lease extends only to such master lease insofar as it relates to lease schedules which are not part of the Asset Pool) or, in certain instances, physical possession of a counterpart signature page to a master lease which master lease does not constitute "chattel paper" within the meaning of the Uniform Commercial Code (but not any of schedules thereto) may be delivered to the applicable Lessee thereunder.

               (m) As of the time of each contribution and transfer of Leases hereunder, there are no facts or circumstances which give rise, or would give rise at any time in the future, to any right of rescission, setoff, counterclaim or defense, including the defense of usury, to obligations of any Lessee, including the obligation of such Lessee to pay all amounts due with respect to any Lease to which such Lessee is a party, and neither the operation of any of the terms of any Lease or the exercise of any right thereunder will render such Lease unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

               (n) As of the time of each contribution and transfer of Leases hereunder (but subject to compliance with the other provisions of this Section 2.04), no Lease has been amended, altered or modified in any material respect except in writing, and copies of all such writings are attached to the Lease.

               (o) As of the time of each contribution and transfer of Leases hereunder, no Lessee will have been released, in whole or in part, from any of its obligations in respect of any Lease; no Lease will have been satisfied, cancelled or subordinated, in whole, or in part, or rescinded, and no Equipment covered by any Lease will have been released from such Lease, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission.

               (p) Each Lease was originated or acquired by the Originator in the ordinary course of its business.

               (q) The Leases do not violate any U.S. or state laws and no Lease was originated in or is subject to the laws of any jurisdiction whose laws would make any of the transfers and contributions under this Assignment and Servicing Agreement unlawful.

               (r) All parties to each Lease had authority and capacity to execute such Lease.

               (s)    None of the Leases is a consumer lease.

               (t) The final Lease Payment on each Lease is due and payable on or prior to June 15, 2010 and, as of the Cut-Off Date, the maximum remaining term of any Lease did not exceed 84 months.

               (u) Each Lease agreement is "chattel paper" within the meaning of the Uniform Commercial Code in the states of New York, Delaware and Georgia, and there is only one original of each Lease.

               (v) Each Lease provides that it is noncancellable by the Lessee and none of the Leases contains early termination options (except for Leases which contain early termination or prepayment clauses which require the Lessee to pay the remainder of all remaining Lease Payments under such Lease upon such cancellation or prepayment).

               (w) None of the Leases is subject to any guaranty by the Originator.

               (x) The Leases have been transferred by the Originator to the Seller and by the Seller to the Issuer, in each case free and clear of any liens and are assignable without prior written consent of the Lessee.

               (y) The Leases are U.S. dollar-denominated and the Lessor and each Lessee is located in the United States.

               (z) No more than 5.6% of the Leases in the Asset Pool will consist of Leases with government entities as the obligor and, of those, no more than 1% of the Leases in the Asset Pool will consist of Leases with state government entities from the same state as the obligor thereunder.

               (aa) Each Lessee has represented to the Originator that it has accepted the Equipment.

               (bb) No Lessee is a subject of an insolvency or bankruptcy proceeding at the time of the transfer.

               (cc) No Lease is a Non-Performing Lease and each Lease is no more than 62 days past due at the time of transfer.

               (dd)   All the Leases were originated in the United States.

               (ee) No more than 5% of the Leases in the Asset Pool cover equipment supplied by a distributor, retailer or vendor other than IKON Office Solutions, Inc.

               (ff)   None of the Lessees is an Affiliate of the Originator.

               (gg) All of the Equipment consists of office environment equipment.

               (hh) All Leases will be payable on either a monthly, quarterly, semi-annual or annual basis.

               (ii) No more than 6% of the Leases in the Asset Pool provide for periodic payments other than on a monthly basis.

               (jj) In the event that the Originator did not originate a Lease, such Lease (i) was originated pursuant to a lease contract in a form substantially similar in all material respects to the form of master agreement attached as Exhibit D hereto, and (ii) such Lease, the Equipment, the Lease Payments and all of the originator's rights, title and interest in and to the Lease, the Equipment and the Lease Payments have been assigned without recourse from the originator to IOS Capital.

               2.05   Payments.

               (a) The aggregate amounts of Lease Payments payable by the Lessees under the Leases during each Due Period, together with amounts on deposit in the Reserve Account, are sufficient to cover the Servicing Fee, the premium due in respect of the Policy, amounts due to the Counterparty and the principal and interest on the Notes, as such payments become due and payable.

               (b) The portfolio detail set forth in Schedule 1 hereto (i) accurately sets forth, as of the Cut-Off Date, the amount of each Lease Payment due under each of the Leases and the month in which such Lease Payment is to be paid in accordance with the terms of the Lease under which the same is to be paid, (ii) accurately sets forth, as of the Cut-Off Date, the information with respect to the other characteristics of the Leases and the Equipment described in such portfolio detail and (iii) is otherwise true and correct in all respects on the Issuance Date and as supplemented pursuant to Section 11.02.

               2.06   Full Disclosure.

               The Prospectus (including, without limitation, the statistical and descriptive information with respect to the initial Leases, Lessees and Equipment), as of the date of the Prospectus Supplement, does not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made with respect to the information set forth in the Prospectus Supplement under the subheading "The Insurer" under the heading "The Insurer and the Policy" (including information incorporated by reference therein). There is no fact peculiar to the Originator or any Affiliate of the Originator or, to the knowledge of the Originator, any Lease, Lessee or item of Equipment, which the Originator has not or will not disclose in the Prospectus which materially affects adversely or, so far as the Originator can now reasonably foresee, will materially affect adversely the ability of the Originator to perform the transactions contemplated by this Assignment and Servicing Agreement.

               2.07   Pending Litigation.

               (a) As of the Issuance Date, there are no proceedings or investigations pending, or to the knowledge (after due inquiry) of the Originator threatened, against or affecting the Originator or any subsidiary in or before any court, governmental authority or agency or arbitration board or tribunal, including, but not limited to, any such proceeding or investigation with respect to any environmental or other liability resulting from the ownership or use of any of the Equipment, which, individually or in the aggregate, would materially and adversely affect the properties, business, profits or condition (financial or otherwise) of the Originator and its subsidiaries, or the ability of the Originator or the Servicer to perform its obligations under this Assignment and Servicing Agreement. The Originator is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

               (b) As of any date of substitution of Leases or addition of Additional Leases, there are no proceedings or investigations pending, or to the knowledge (after due inquiry) of the Originator threatened, against or affecting the Originator or any subsidiary in or before any court, governmental authority or agency or arbitration board or tribunal, including, but not limited to, any such proceeding or investigation with respect to any environmental or other liability resulting from the ownership or use of any of the Equipment, which, individually or in the aggregate, materially and adversely affect the ability of the Originator or the Servicer to perform its obligations under this Assignment and Servicing Agreement..

               2.08   Title to Leases and Equipment.

               Immediately following the transfer and contribution by the Originator to the Seller of the Leases and the Equipment, the transfer and contribution by the Seller to the Issuer of the Leases and the security interest granted by the Seller to the Issuer in all of the Seller's interest in the Equipment, in each case as contemplated in Section 1, (a) the Leases and the Equipment will be free and clear of all Liens, except the rights of each Lessee under the related Lease, the rights of the Seller and the Issuer hereunder and the Lien in favor of the Trustee granted pursuant to the Indenture, and (b) there will be no delinquent taxes or other outstanding charges affecting the Equipment which is or may give rise to any Lien prior to, or equal or coordinate with, the Lien of the Trustee under the Indenture.

               2.09   Transactions Legal, Binding and Authorized.

               (a) The contribution and transfer by the Originator to the Seller of the Leases and the Equipment and compliance by the Originator with all of the provisions of this Assignment and Servicing Agreement:

                      (i) have been duly authorized by all necessary corporate action on the part of the Originator, and do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Originator except such as have been duly obtained;

                      (ii)  are within the corporate powers of the Originator;
               and

                      (iii) are legal and will not conflict with, result in any
               breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Originator under the provisions of, any agreement, charter instrument, by-law or other instrument to which the Originator is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Originator or its properties, or any order to which the Originator or its properties is subject, of or by any government or governmental agency or authority.

               (b) The execution and delivery of the Indenture and this Agreement by the Originator:

                      (i) are within the powers of the Originator, as a limited liability company; and

                      (ii) are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien (except as contemplated by the Transaction Documents) upon any property of the Originator under the provisions of, any material agreement, charter instrument, by-law or other instrument to which the Originator is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Originator or its properties, or any order to which the Originator or its properties is subject, of or by any government or governmental agency or authority.

               2.10   Governmental Consent.

               Except for the filing of the Required Financing Statements, no consent, approval or authorization of, or filing, registration or qualification with, any governmental authority is necessary or required on the part of the Originator in connection with the execution and delivery of this Assignment and Servicing Agreement, the contribution and transfer of the Leases and Equipment to the Seller contemplated hereby or the performance by the Originator of its obligations hereunder.

               2.11   Taxes.

               (a) All tax returns required to be filed by the Originator or any subsidiary in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Originator or any subsidiary, or upon any of their respective properties, income or franchises, shown to be due and payable on such returns have been paid. To the best of the Originator's knowledge all such tax returns were true and correct and neither the Originator nor any subsidiary knows of any proposed additional tax assessment against it in any material amount nor of any basis therefor.

               (b) The provisions for taxes on the books of the Originator and each of its subsidiaries are in accordance with generally accepted accounting principles.

               2.12   Compliance with Law; Investment Company Act.

               (a)    The Originator:

                      (i) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject;

                      (ii) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business; and

                      (iii) is not in violation of any term of any agreement,
               charter instrument, by-law or other instrument to which it is a party or by which it may be bound,

which violation or failure to obtain might materially adversely affect the Asset Pool or the business or condition (financial or otherwise) of the Originator and its subsidiaries.

               (b) The Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               2.13   ERISA.

               (a) The present value of all benefits vested under all "employee pension benefit plans," as such term is defined in Section 3 of ERISA, maintained by or contributed to by the Originator and its Related Persons (other than multi-employer plans as such term is defined in Section 3 of ERISA), as from time to time in effect (herein called the "Pension Plans"), does not exceed the value of the assets of the Pension Plans allocable to such vested benefits;

               (b) No Prohibited Transactions, Accumulated Funding Deficiencies, or Reportable Events have occurred with respect to any Pension Plans that, in the aggregate, could subject the Originator to any material tax, penalty or other liability; and

               (c) No notice of intent to terminate a Pension Plan under a distress termination has been filed, nor has the PBGC instituted proceedings to terminate, or appoint a trustee to administer, a Pension Plan and no event has occurred or condition exists which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

               2.14   Ability to Perform.

               At the date hereof, the Originator does not believe, nor does it have any reasonable cause to believe, that it cannot (a) perform each and every covenant contained in this Assignment and Servicing Agreement or (b) perform its obligations hereunder as Servicer.

               2.15   Ordinary Course; No Insolvency.

               The transactions contemplated by the Notes, the Indenture and this Assignment and Servicing Agreement are being consummated by the Originator in furtherance of the

Originator's ordinary business purposes and constitute a practical and reasonable course of action by the Originator designed to improve the financial position of the Originator, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. The Originator will not, either as a result of the transaction contemplated by this Assignment and Servicing Agreement, or immediately before or after such transaction, be insolvent or have an unreasonably small capital for the conduct of its business and the payment of existing and anticipated obligations.

               2.16   Assets and Liabilities.

               (a) Both immediately before and after any transfer and contribution by the Originator to the Seller of Leases and Equipment contemplated by this Assignment and Servicing Agreement, the present fair salable value of the Originator's assets was or will be in excess of the amount that will be required to pay the Originator's probable liabilities as they then exist and as they become absolute and matured; and

               (b) Both immediately before and after any transfer and contribution by the Originator to the Seller of Leases and Equipment contemplated by this Assignment and Servicing Agreement, the sum of the Originator's assets was or will be greater than the sum of the Originator's debts, valuing the Originator's assets at a fair salable value.

               2.17   Fair Consideration.

               The consideration received by the Originator, in exchange for the contribution and transfer of the Leases and Equipment pursuant to this Agreement, is fair consideration having value equivalent to or in excess of the value of the assets being contributed by the Originator.

               2.18   Ability to Pay Debts.

               The Originator does not believe that it will incur debts beyond its ability to pay or which would be prohibited by its charter documents or by-laws as a result of the transactions contemplated by this Assignment and Servicing Agreement or otherwise. The Originator's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

               2.19   Bulk Transfer Provisions.

               The contribution and transfer of the Leases and Equipment by the Originator to the Seller, the contribution and transfer of the Leases by the Seller to the Issuer and the grant of the security interest in the Seller's interest in the Equipment by the Seller to the Issuer, in each case as contemplated in Section 1, are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

               2.20   Transfer Taxes.

               The contribution and transfer of the Leases and Equipment by the Originator to the Seller, the contribution and transfer by the Seller to the Issuer of the Leases and the grant by the Seller to the Issuer of a security interest in the Seller's interest in the Equipment, in each case as contemplated in Section 1, are not subject to and will not result in any tax, fee or governmental charge payable by the Originator to any federal, state or local government ("Transfer Taxes"). In the event that the Seller or the Issuer receives actual notice of any Transfer Taxes arising out of any such contribution and transfer or grant, on written demand by the Issuer, or upon the Originator otherwise being given notice thereof, the Originator shall pay, and otherwise indemnify and hold the Issuer, the Seller, the Trustee and the holders of the Notes harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Seller, the Issuer, the holders of the Notes and the Trustee shall have no obligation to pay such Transfer Taxes).

               2.21   Principal Executive Office and State of Organization.

               The principal executive office of each of the Originator and the Servicer is located at 1738 Bass Road, Macon, Georgia 31210. The Originator and the Servicer are organized under the laws of the State of Delaware.

               2.22   Servicing Provisions Customary.

               The servicing arrangements hereunder, including without limitation the terms and conditions pursuant to which the Originator will act as Servicer and the Servicing Fee to be paid to the Originator, are consistent with the arrangements and customary practices of the Originator when providing comparable services to non-affiliated entities and of other servicers in the equipment leasing industry.

               2.23   Nonconsolidation.

               The Originator, is and at all times since its incorporation has been operated in such a manner that it would not be substantively consolidated with either the Seller or the Issuer and such that the separate existence of any of the Originator, the Seller or the Issuer would not be disregarded in the event of a bankruptcy or insolvency of the Originator or the Seller or the Issuer, and in such regard:

               (a) the Originator is not involved in the day-to-day management of the Seller or the Issuer;

               (b) the Originator maintains separate corporate records and books of account from the Seller and the Issuer and otherwise observes corporate formalities;

               (c) the financial statements and books and records of the Originator will reflect the separate existence of the Seller and the Issuer;

               (d) the Originator maintains its assets separately from the assets of the Seller and the Issuer (including through the maintenance of a separate bank account), the Originator's funds and assets, and records relating thereto, have not been and are not commingled with those of the Seller and the Issuer (except temporarily as permitted by Section 4.01(a) hereof), transactions between the Originator and the Seller are generally reflective of arm's length transactions, and the separate creditors of the Seller and the Issuer will be entitled to be satisfied out of the Seller's and the Issuer's respective assets prior to any value in the Seller or the Issuer becoming available to the Seller's or the Issuer's equityholders or the Originator's creditors;

               (e) all business correspondence of the Originator and other communications are conducted in the Originator's own name and on its own stationery; and

               (f) neither the Seller nor the Issuer acts as an agent of the Originator in any capacity and the Originator does not act as agent for the Seller or the Issuer, but instead presents itself to the public as a corporation separate from the Seller and the Issuer; provided that the Originator is the Servicer hereunder and under agreements similar in nature to this Agreement.

               2.24   Capital Contribution Treatment.

               The Originator will treat the contribution and transfer to the Seller of the Leases and the Equipment as a capital contribution for financial accounting and reporting purposes.

               2.25   Perfection Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants contained in this Assignment and Servicing Agreement, each of the Originator and the Servicer hereby represents, warrants and covenants to the Seller and the Seller hereby represents, warrants and covenants to the Issuer, the Trustee and to the Holders as to itself and to the matters set forth below as follows on the Closing Date and on each Payment Date thereafter:

               (a) This Assignment and Servicing Agreement creates a valid and continuing security interest (as defined in the Uniform Commercial Code) in all of the Originator's right, title and interest in, and to, the Leases, Related Interests, and Equipment, in favor of the Seller, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Originator.

               (b) This Assignment and Servicing Agreement creates a valid and continuing security interest (as defined in the Uniform Commercial Code) in all of the Seller's right, title and interest in, and to, the Leases, Related Interests, Equipment and all of the Seller's rights under this Assignment and Servicing Agreement in favor of the Issuer, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Seller.

               (c) Prior to the transfer and contribution from the Originator to the Seller contemplated hereby, the Originator owns and has good and marketable title to its right, title and interest in, and to, the Leases, Related Interests and Equipment free and clear of any Lien, claim or encumbrance of any Person.

               (d) After the transfer and contribution from the Originator to the Seller but prior to the transfer and contribution from the Seller to the Issuer contemplated hereby, the Seller owns and has good and marketable title to its right, title and interest in, and to, the Leases, Related Interests and Equipment.

               (e) The Leases constitute "tangible chattel paper," the Related Interests constitute "accounts," the Equipment constitutes "goods" and the rights under this Assignment and Servicing Agreement constitute "general intangibles," within the meaning of the Uniform Commercial Code.

               (f) The Originator has received all consents and approvals to the pledge, transfer and assignment of all of its right, title and interest in, and to, the Leases, Related Interests, and Equipment, to the Seller required by the terms of the Leases.

               (g) The Seller has received all consents and approvals to the pledge, transfer and assignment of all of its right, title and interest in, and to, the Leases, Related Interests and Equipment to the Issuer required by the terms of the Leases.

               (h) The Originator has caused, or promptly after the Issuance Date will cause, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the pledge, transfer and assignment of all of the Originator's right, title and interest in, and to, the Leases, Related Interests, and Equipment, from the Originator to the Seller; the Servicer has in its possession the original copies of any tangible chattel paper that constitute or evidence the Leases; and all financing statements referred to in this paragraph contain a statement that: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the secured party (as defined in such financing statement)."

               (i) The Seller has caused, or promptly after the Issuance Date will cause, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the pledge, transfer and assignment of all of the Seller's right, title and interest in, and to, the Leases, Related Interests, Equipment and all of the Seller's rights under this Agreement from the Seller to the Issuer; the Servicer has in its possession the original copies of any tangible chattel paper that constitute or evidence the Leases; and all financing statements referred to in this paragraph contain a statement that: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the secured party (as defined in such financing statement)."

               (j) Other than the pledge, transfer and assignment of all of the Originator's right, title and interest in, and to, the Leases, Related Interests, and Equipment, to the Seller under this Assignment and Servicing Agreement, as of the time of the transaction contemplated hereby, the Originator has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Leases, Related Interests or Equipment. The Originator has not authorized the filing of, and is not aware of, any financing statements against the Originator that include a description of collateral covering the Leases, Related Interests or Equipment other than any financing statement relating to the transfer to the Seller hereunder or that has been terminated or released.

               (k) Other than the pledge, transfer and assignment of the Leases, Related Interests, Equipment and all of the Seller's rights under this Agreement to the Issuer under this Assignment and Servicing Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Leases, Related Interests, Equipment or any of the Seller's rights under this Assignment and Servicing Agreement. The Seller has not authorized the filing of, and is not aware of, any financing statements against the Seller that include a description of collateral covering the Leases, Related Interests or Equipment other than any financing statement relating to the transfer to the Issuer hereunder or that has been terminated or released.

               (l) The Originator is not aware of any judgment, ERISA or tax lien filings against the Originator that cover the Leases, Related Interests or Equipment.

               (m) The Seller is not aware of any judgment, ERISA or tax lien filings against the Seller that cover the Leases, Related Interests or Equipment.

               (n) None of the tangible chattel paper that constitute or evidence the Leases has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee for the benefit of the Holders.

               (o) Survival of Perfection Representations. Notwithstanding any other provision of this Assignment and Servicing Agreement or any other Transaction Document, the representations, warranties and covenants relating to perfection set forth in this Section 2.25 shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Servicer or termination of the Servicer's rights to act as such) until such time as all obligations under the Indenture and this Assignment and Servicing Agreement have been finally and fully paid and performed.

               (p) No Waiver or Breach. The parties to this Assignment and Servicing Agreement: (i) shall not, without obtaining the consent of the Insurer (if no Insurer Default has occurred and is continuing) or otherwise each Holder and providing notice to each of S&P and Moody's, waive any of the Perfection Representations; and (ii) shall provide the Insurer, S&P and Moody's with prompt written notice of any breach of the representations, warranties and covenants relating to perfection set forth in this Section 2.25 and shall not, without obtaining the consent of the Insurer (if no Insurer Default has occurred and is continuing) or otherwise each Holder, waive a breach of any of the representations, warranties and covenants relating to perfection set forth in this Section 2.25 and, in each case, each of S&P and Moody's shall confirm that the ratings then assigned to the Notes have not been affected by such waiver or breach, as the case may be.

               (q) Servicer to Maintain Perfection and Priority. The Servicer covenants that, in order to evidence the interests of the Seller, the Issuer and the Trustee on behalf of the Holders under the Transaction Documents, the Servicer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by any of the Seller, the Insurer, the Issuer or the Trustee on behalf of the Insurer and the Holders) to maintain and perfect, as a first priority interest, the respective security interests of each of the Seller, the Issuer and the Trustee on behalf of the Insurer and the Holders in the Leases, Related Interests, Equipment, and rights each of the Seller and the Issuer under this Assignment and Servicing Agreement.

               (r) Originator; Goods; Priority. No creditor of the Originator (in its capacity as a creditor of the Originator) has in its possession any goods that constitute or evidence the Leases, Related Interests or Equipment.

               (s) Seller; Goods; Priority. No creditor of the Seller has in its possession any goods that constitute or evidence the Leases, Related Interests or Equipment.

               SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE SELLER

               The Seller hereby represents and warrants on the Issuance Date and the date of each substitution of Leases or addition of Additional Leases as follows:

               3.01   Corporate Organization and Authority.

                      The Seller:

                      (a) is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization,

                      (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and to enter into and perform its obligations under this Assignment and Servicing Agreement, and the transactions contemplated hereby including its obligations under Section 5.05 and

                      (c) has duly qualified and is authorized to do business and is in good standing as a foreign limited liability company in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary.

               3.02   Business and Property.

               The Prospectus accurately describes, in all material respects, the general nature of the business of the Seller.

               3.03   Ownership and Security Interest.

               Upon completion of each contribution and transfer described in Sections 1.01(a), 1.01(b) and 1.02(a) and the grant of the security interest described in Section 1.02(b), (i) the Issuer will be the legal owner of the related Leases (including all Related Interests), (ii) the Seller will have good title to each item of related Equipment, and (iii) the Issuer will have a valid security interest in all of the Seller's right, title and interest in and to each item of related Equipment.

               3.04   Title to Leases and Equipment.

               Immediately following the transfer and contribution by the Originator to the Seller of the Leases and the Equipment, the transfer and contribution by the Seller to the Issuer of the Leases and the grant by the Seller to the Issuer of the security interest in the Seller's interests in the Equipment, in each case as contemplated in Section 1, (a) the Leases and the Equipment will be free and clear of all Liens, except the rights of each Lessee under the related Lease, the rights of the Seller and the Issuer hereunder and the Lien in favor of the Trustee granted pursuant to the Indenture, and (b) there will be no delinquent taxes or other outstanding charges affecting the Equipment which have given or may give rise to any Liens prior to, or equal or coordinate with, the Lien of Trustee under the Indenture.

               3.05   Transactions Legal, Binding and Authorized.

               (a) The contribution and transfer by the Seller of all of its right, title and interest in and to the Leases and of the covenants, representations, warranties and obligations of the Originator (including the Originator's Purchase Obligation) under this Assignment and Servicing Agreement, the grant of the security interest by the Seller to the Issuer in and to each item of Equipment and compliance by the Seller with all of the provisions of this Assignment and Servicing Agreement:

                      (i) have been duly authorized by all necessary action on the part of the Seller, as a limited liability company, and do not require any member approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Seller except such as have been duly obtained;

                      (ii) are within the powers of the Seller, as a limited liability company; and

                      (iii) are legal and will not conflict with, result in any
               breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Seller under the provisions of, any agreement, charter instrument, by-law or other instrument to which the Seller is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Seller or its properties, or any order to which the Seller or its properties is subject, of or by any government or governmental agency or authority.

               (b) The execution and delivery of the Indenture and this Assignment and Servicing Agreement by the Seller:

                      (i) are within the powers of the Seller, as a limited liability company; and

                      (ii) are legal and will not conflict with, result in any breach in any of the provisions of constitute a default under, or result in the creation of any Lien (except as contemplated by the Transaction Documents) upon any property of the Seller under the provisions of, any agreement, charter instrument, by-law or other instrument to which the Seller is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Seller or its properties, or any order to which the Seller or its properties is subject, of or by any government or governmental agency or authority.

               3.06   Governmental Consent.

               Except for the filing of Financing Statements in accordance with the Filing Requirements, no consent, approval or authorization of, or filing, registration or qualification with, any governmental authority is necessary or required on the part of the Seller in connection with the execution and delivery of this Assignment and Servicing Agreement, the contribution and transfer by the Seller to the Issuer of the Leases and the grant of the security interest by the Seller to the Issuer in the Seller's interest in the Equipment contemplated hereby.

               3.07   Compliance with Law; Investment Company Act.

               (a)    The Seller:

                      (i) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject;

                      (ii) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business and, as of the date hereof, has no pending litigation; and

                      (iii) is not in violation of any term of any agreement,
               charter instrument, by-law or other instrument to which it is a party or by which it may be bound,

which violation or failure to obtain might materially adversely affect the Asset Pool or the business or condition (financial or otherwise) of the Seller and its subsidiaries.

               (b) The Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               3.08   Assets and Liabilities.

               (a) Both immediately before and after any contribution and transfer by the Seller to the Issuer of the Leases and the grant of the security interest in the interests of the Seller in the Equipment contemplated by this Assignment and Servicing Agreement, the present fair salable value of the Seller's assets was or will be in excess of the amount that will be required to pay the Seller's probable liabilities as they then exist and as they become absolute and matured; and

               (b) Both immediately before and after any contribution and transfer by the Seller to the Issuer of the Leases and the grant of the security interest in the interests of the Seller in the Equipment contemplated by this Assignment and Servicing Agreement, the sum of the

Seller's assets was or will be greater than the sum of the Seller's debts, valuing the Seller's assets at a fair salable value.

               3.09   Fair Consideration.

               The consideration received by the Seller, in exchange for the contribution and transfer of the Leases, the grant of the security interest in the interests of the Seller in the Equipment and the assignment and contribution of the covenants, representations, warranties and obligations of the Originator (including the Originator's Purchase Obligation) under this Assignment and Servicing Agreement, is fair consideration having value equivalent to or in excess of the value of the assets being contributed by the Seller and transactions between the Seller and the Originator are generally reflective of arm's length transactions.

               3.10   Ability to Pay Debts.

               The Seller does not believe that it will incur debts beyond its ability to pay or which would be prohibited by its charter documents or limited liability company agreement as a result of the transactions contemplated by this Assignment and Servicing Agreement or otherwise. The Seller's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

               3.11   Bulk Transfer Provisions.

               The contribution and transfer by the Seller to the Issuer of the Leases and the grant by the Seller to the Issuer of the security interest in the interests of the Seller in the Equipment pursuant to this Assignment and Servicing Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

               3.12   Transfer Taxes; Taxes.

               (a) The contribution and transfer by the Seller to the Issuer of the Leases and the grant of the security interest by the Seller to the Issuer in the Seller's interest in the Equipment pursuant to this Assignment and Servicing Agreement are not subject to and will not result in any Transfer Taxes. In the event that the Issuer receives actual notice of any Transfer Taxes arising out of any such contribution and transfer or pledge, on written demand by the Issuer, or upon the Seller otherwise being given notice thereof, the Seller shall pay, and otherwise indemnify and hold the Issuer, the Trustee and the holders of the Notes harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Issuer, the holders of the Notes and the Trustee shall have no obligation to pay such Transfer Taxes).

               (b) Any tax returns required to be filed by the Seller in any jurisdiction have in fact been filed, and any taxes, assessments, fees and other governmental charges upon the Seller, or upon any of its properties, income or franchises, shown to be due and payable on such returns have been paid. To the best of the Seller's knowledge, any such tax returns that were required were true and correct and the Seller is not aware of any proposed additional tax assessment against it in any material amount nor of any basis therefor.

               3.13   Principal Executive Office and State of Organization.

               The principal executive offices of the Seller are located at 1738 Bass Road, Macon, Georgia 31210. The Seller has no place of business in any state other than the State of Georgia. The Seller is organized under the laws of the State of Delaware.

               3.14   Nonconsolidation.

               The Seller, is and at all times since its incorporation has been operated in such a manner that it would not be substantively consolidated with the Originator or the Issuer and such that the separate existence of any of the Originator, the Seller or the Issuer would not be disregarded in the event of a bankruptcy or insolvency of the Seller or the Issuer, and in such regard:

               (a) the Seller is not involved in the day-to-day management of the Originator or the Issuer;

               (b) the Seller maintains separate corporate records and books of account from the Originator and the Issuer and otherwise observes corporate formalities;

               (c) the financial statements and books and records of the Seller will reflect the separate existence of the Originator and the Issuer;

               (d) the Seller maintains its assets separately from the assets of the Originator and the Issuer (including through the maintenance of a separate bank account), the Seller's funds and assets, and records relating thereto, have not been and are not commingled with those of the Originator or the Issuer (except temporarily as permitted by Section 4.01(a) hereof) and the separate creditors of the Originator and the Issuer will be entitled to be satisfied out of the Originator's and the Issuer's respective assets prior to any value in the Originator or the Issuer becoming available to the Originator's or the Issuer's equityholders or the Seller's creditors;

               (e) all business correspondence of the Seller and other communications are conducted in the Seller's own name and on its own stationery; and

               (f) neither the Originator nor the Issuer acts as an agent of the Seller in any capacity and the Seller does not act as agent for the Originator or the Issuer, but instead presents itself to the public as a corporation separate from the Originator and the Issuer.

               3.15   Capital Contribution Treatment.

               The Seller will treat the transfer to the Issuer of the Leases and amounts owed by Lessees under the Leases and of its interests (other than its ownership interest) in the Equipment as a capital contribution for financial accounting and reporting purposes.

               SECTION 4. ADMINISTRATION OF LEASES

               4.01   Servicer to Act.

               (a) Notwithstanding the contribution and transfer by the Originator of the Leases and the Equipment contemplated hereby, the Servicer, for the benefit of the Issuer, will service and administer each Lease in accordance with the terms thereof and of this Assignment and Servicing Agreement. The Servicer shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect each Lease from time to time, all in accordance with (i) its Credit and Collections Policy and customary and prudent servicing procedures for leases of a similar type, (ii) all applicable laws, rules and regulations, and (iii) without limitation as to its obligations under the preceding clauses (i) and (ii), no less a standard of care than that which it applies to leases it services for its own account. The Servicer shall provide the Lessees with appropriate invoices and such other notices as may be required to ensure that all Lease Payments, Casualty Payments and Termination Payments on or in respect of each Lease are remitted by the Lessees to the address specified by the Servicer. The Servicer shall deposit such payments to the Collection Account within two Business Days of the receipt thereof, except as otherwise provided in Section 4.01(g) hereof. Any other amount received by the Servicer from time to time from the Originator, the Issuer or any Lessee which is subject to the Lien of the Indenture shall be held in trust by the Servicer, as agent for the Trustee and promptly turned over to the Trustee or deposited into the Collection Account for application in accordance with the provisions of the Indenture.

               (b) The Servicer shall do, and shall have full power and authority to do, subject only to the specific requirements and prohibitions of this Assignment and Servicing Agreement, any and all things in connection with the servicing and administration of the Leases and the interests in the Equipment which are consistent with the Credit and Collections Policy and the manner in which it services leases and equipment constituting part of its own portfolio and consistent with the customary practices of servicers in the equipment leasing industry, but in performing its duties hereunder, the Servicer will act on behalf and for the benefit of the Issuer, the Trustee and the holders of the Notes and the Insurer, subject at all times to the provisions of the Indenture, without regard to any relationship which the Servicer or any Affiliate of the Servicer may otherwise have with a Lessee. The Servicer shall at all times act in accordance with the provisions of each Lease, and shall observe and comply with all requirements of law applicable to it. Except as permitted by the terms of any Lease following a default thereunder, the Servicer shall not take any action which would result in the interference with the Lessee's right to quiet enjoyment of the Equipment subject to the Lease during the term thereof. The Servicer shall exercise with respect to each item of Equipment all rights and remedies it, the Issuer or the Trustee shall have against any vendor of the Equipment, subject to the provisions of any Lease, and shall promptly pay all amounts realized from such actions to the Trustee for deposit in the Collection Account, in accordance with the terms of the Indenture.

               (c) Without limiting the generality of the foregoing, the Servicer agrees to (i) invoice each Lessee monthly (except quarterly, semi-annually or annually in the case of Leases which provide for quarterly, semi-annual or annual Lease Payments, respectively) for all Lease Payments required to be paid by such Lessee in such manner and to the same extent as the Servicer does with respect to leases held for its own account, (ii) maintain with respect to each

Lease and each item of Equipment, and with respect to each payment by each Lessee and compliance by each Lessee with the provisions of each Lease, complete and accurate records in the same form and to the same extent as the Servicer does with respect to leases and equipment held for its own account (which records shall be at least as complete and accurate as those maintained by the Servicer as of the date of this Assignment and Servicing Agreement), and (iii) from time to time execute, deliver and file (or cause the same to be done), and the Servicer is hereby authorized and empowered to execute, deliver, and file on behalf of the Originator, the Seller, the Issuer and the Trustee, any and all tax returns with respect to sales, use, personal property and other taxes (other than corporate income tax returns) and any and all reports or licensing applications required to be filed in any jurisdiction with respect to any Lease or any item of Equipment and, except as provided in the last sentence of this
Section 4.01(c), any Financing Statements and assignments of Financing Statements and continuation statements as may from time to time be necessary because of Lease substitutions, equipment replacements in accordance with the provisions of any Lease or otherwise so that the transfer of the Leases and Equipment from the Originator to the Seller, the transfer of the Leases from the Seller to the Issuer, the security interest granted by the Seller to the Issuer in the Equipment and the security interest granted by the Issuer pursuant to the Indenture in favor of the Trustee in each of the Leases and the Issuer's interest in the Equipment, at all times will be perfected by such filings with the appropriate Uniform Commercial Code filing offices. The Originator, the Seller, the Issuer and the Servicer agree to file Financing Statements on Form UCC-1 to perfect the ownership interest of the Issuer and the security interest of the Trustee in the Leases, the ownership interest of the Seller in the Equipment, the security interest in favor of the Issuer in the Equipment and the security interest of the Trustee in the Issuer's interest in the Equipment. The parties acknowledge that, except as set forth in the Credit and Collections Policy with respect to Substitute Leases or Additional Leases originated after the date hereof, the Originator has not filed, and it is not contemplated that the Originator, the Servicer, the Seller, the Issuer or any other party will file, Financing Statements in order to perfect or to continue in effect any security interest in any item of Equipment securing the obligations of the Lessee under the Lease relating to such Equipment.

               (d) The Servicer will maintain, or cause to be maintained, with respect to the Leases and the Equipment property and liability insurance in amounts at least as great as those described in Section 2.04(f). Each such property and liability policy (i) if maintained by the Servicer, shall name the Issuer, the Trustee and the Insurer as loss payees or additional insureds and
(ii) if maintained by the Lessee, shall name the Servicer or the Trustee as loss payee and additional insured; provided that the Servicer shall cause all such policies to name the Trustee, the Issuer and the Insurer as loss payees and additional insureds upon the written request of the Insurer if (A) the Originator is no longer the Servicer, (B) an Event of Default shall have occurred and be continuing or (C) a Servicer Event of Default shall have occurred and be continuing.

               (e) On or prior to the Issuance Date, the Servicer will file the Required Financing Statements and thereafter will file such additional Financing Statements and continuation statements and assignments with respect to the Leases and the Equipment as may be necessary because of equipment replacements in accordance with the provisions of any Lease, purchases of Additional Leases in accordance with Section 11 and Lease substitutions pursuant to Section 11, any revision to the Uniform Commercial Code, or otherwise so that
(i) the
ownership interest and security interest contemplated by this Agreement in favor of the Issuer, and the security interest contemplated by the Indenture in favor of the Trustee, in the Leases will be perfected by such filings with the appropriate Uniform Commercial Code filing offices and (ii) the ownership interest contemplated by this Agreement in favor of the Seller, and the security interest contemplated by this Agreement in favor of the Issuer and by the Indenture in favor of the Trustee, in the Equipment, will be perfected by such filings with the appropriate Uniform Commercial Code filing offices.

               (f) The Servicer shall pay Excess Copy Charges and Maintenance Charges, if any, owing to IKON Office Solutions, Inc. in a timely fashion.

               (g) (i) In the event of a downgrading of the senior long term debt rating or outlook assigned by Moody's or S&P to IOS Capital below "Baa2 (negative outlook)" or below "BBB- (stable outlook)", respectively ("Level I Downgrade"), or (ii) in the event of a downgrading of the senior long term debt rating assigned by Moody's or S&P to IOS Capital below "Baa3" or below "BBB-", respectively ("Level II Downgrade"), the Insurer (so long as no Insurer Default has occurred and is continuing) may, at its option, require the Servicer to establish and maintain, within 30 days of receipt of such notice, and to continue to establish and maintain in accordance with the terms hereof, an Eligible Account (the "Lockbox Account").

               (ii) In the event of a Level I Downgrade, the Lockbox Account will be the same account(s) referenced in Section 3.02 of the Indenture, but such account(s) will be in the name of the Trustee for the benefit of IOS Capital, the Noteholders and the Insurer to the extent of their respective interests, and shall be under the dominion and control of the Trustee. In the event of a Level I Downgrade, the Lockbox Account shall be a "commingled" lockbox account, which means that the Servicer may allow funds from leases not owned by the Issuer to be collected (or, as the case may be, remain) in such account along with payments representing proceeds of the Asset Pool. In the event of a Level I Downgrade, at the direction of the Insurer (so long as no Insurer Default has occurred and is continuing), (x) the Servicer shall enter into an account control agreement with the Trustee and lockbox bank satisfactory to the Insurer to further implement the Lockbox Account, provided that, such agreement shall provide the Servicer with adequate access to the Lockbox Account to perform its duties hereunder and (y) subject to the terms of the account control agreement, the Servicer shall be authorized to direct the transfer of funds to the Collection Account in accordance with the terms of Section 4.01(a) hereof.

               (iii) In the event of a Level II Downgrade, the Lockbox Account will be an account separate and apart from the account(s) referenced in Section
3.02 of the Indenture and such account(s) will be in the name of the Trustee for the benefit of the Noteholders and the Insurer, and under the dominion and control of the Trustee. In the event of a Level II Downgrade, the Lockbox Account shall be a "segregated" lockbox account, which means that the Servicer may not allow funds from leases not owned by the Issuer to be collected (or, as the case may be, remain) in such account along with the payments representing proceeds of the Asset Pool, without the consent of the Insurer. In the event of a Level II Downgrade, at the direction of the Insurer (so long as no Insurer Default has occurred and is continuing), (x) the Servicer shall enter into an account control agreement with the Trustee and lockbox bank satisfactory to the Insurer to further implement the Lockbox Account, provided that, such agreement shall provide the Servicer with adequate access to the Lockbox Account to perform its duties hereunder and (y) subject to the terms of the account control agreement, the Servicer shall be authorized to direct the transfer of funds to the Collection Account in accordance with the terms of Section 4.01(a) hereof. Within 45 days of the receipt of notice from the Insurer required by this Section 4.01(g)(iii), in the event of a Level II Downgrade, the Servicer shall have instructed in writing each Lessee to remit their respective Lease Payments and other payments under the Leases to the address of the Lockbox Account and solely payments relating to the Asset Pool shall be directed to the Lockbox Account. In addition, in the event of a Level II Downgrade, the Servicer shall send such further notices and take such further actions as reasonably requested by the Insurer or as reasonably necessary to cause Lessees to comply with such instructions and remit their respective Lease Payments and other payments under the Leases to the Lockbox Account.

               4.02   Lease Amendments and Modifications.

               In performing its obligations hereunder, the Servicer may, acting in the name of the Issuer and without the necessity of obtaining the prior consent of the Issuer, the Insurer or the Trustee, enter into and grant modifications, waivers and amendments to the terms of any Lease except for modifications, waivers or amendments that (a) are inconsistent with the servicing standards set forth in Section 4.01 above, (b) would reduce the amount or extend the time for payment of any Lease Payment, Casualty Payment or Termination Payment to be made under a Lease (other than to permit termination of a Lease which does not otherwise provide for termination by requiring the payment, in lieu of all future Lease Payments with respect to the Lease or Equipment subject thereto, an amount which equals or exceeds the Lease Purchase Amount for such Lease as of such date) or the Lessee's absolute and unconditional obligation to make payment of the same, (c) would reduce or adversely affect the Lessee's obligation to maintain, service, insure and care for the Equipment or would permit the alteration of any item of Equipment in any way which could adversely affect its present or future value, (d) otherwise could adversely affect the interests of any of the Seller, the Issuer, the Trustee, the Insurer or the holders of the Notes or (e) would cause such Lease not to satisfy the representations and warranties contained in Section 2.04.

               In addition, following the transfer of any Lease to the Issuer in accordance herewith, the Servicer may make adjustments to such Lease which modify one or more terms of such Lease, such as payment amount or payment date. Such administrative adjustments may result in a re-booking of such Lease and the assignment of a new Lease number, but will not be considered to be a substitution or prepayment of such Lease. Except to the extent the Originator substitutes a Substitute Lease therefor in accordance with Section 11, the Servicer may permit such adjustments so long as the following conditions precedent have been satisfied:

                      (i) after giving effect to such adjustment and any additions and substitutions pursuant to Section 11, the final payment on such Lease must be on or prior to June 15, 2010;

                      (ii) after giving effect to such adjustments and any additions and substitutions pursuant to Section 11 the aggregate amount of Lease Payments through the term of the Leases (including the Substitute Leases and the Additional Leases) will not be materially less

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

than the aggregate scheduled Lease Payments of the Leases prior to such adjustment, substitution or addition;

                      (iii) after giving effect to such adjustments, additions and substitutions pursuant to Section 11, the Discounted Present Value of the Performing Leases must not be less than the Discounted Present Value of the Performing Leases prior to such adjustment, addition and substitution; and

                      (iv) after giving effect to such adjustments, additions, and substitutions pursuant to Section 11, the weighted average remaining term of the Performing Leases must not be greater than the weighted average remaining term of the Performing Leases prior to such adjustment, addition, and substitution.

               4.03   Non-Performing Leases.

               (a) Upon receipt of notice from the Issuer, the Trustee or any other Person, or if the Servicer otherwise learns that any Lease is a Non-Performing Lease, the Servicer will take such action as is appropriate, consistent with the Servicer's administration of leases in its own portfolio and consistent with the Credit and Collections Policy and the customary practices of servicers in the office equipment leasing industry, including such action as may be necessary to cause, or attempt to cause, the Lessee thereunder to cure such non-performance (if the same may be cured) or to terminate or attempt to terminate such Lease and to recover, or attempt to recover, all damages resulting from such default.

               (b) The Servicer will use its best efforts to sell or lease any Equipment that is subject to a Non-Performing Lease in a timely manner and upon the most favorable terms and conditions available at the time. In the event of an Early Lease Termination, any Substitute Leases in respect thereof must have a Discounted Present Value equal to or greater than that of the Early Termination Lease, monthly payments at least equal to those of the Early Termination Lease through the remaining term of such Early Termination Lease and a remaining term less than or equal to that of the Early Termination Lease.

               (c) In the event that the Servicer is required to sell or lease any item of Equipment pursuant to the provisions of this Section 4.03 at a time when the Servicer has other similar items of equipment available to it, the Servicer will not favor any such other item in its remarketing efforts.

               (d) All amounts realized by the Servicer in the performance of its duties under this Section 4.03 with respect to any Lease remaining subject to the Lien of the Indenture and related Equipment (net of the Servicer's actual out-of-pocket expenses to unaffiliated third parties reasonably incurred in such realization), including amounts received by the Servicer pursuant to the provisions of Section 5.05, shall be held in trust by the Servicer, as agent for the Trustee and deposited into the Collection Account for application in accordance with the provisions of the Indenture; provided that, to the extent that (i) the Servicer has made any advances pursuant to Section 5.01 hereof with respect to any Lease which thereafter became a Non-Performing Lease, and (ii) the Servicer has not otherwise been fully reimbursed for such advances or payments, the Servicer shall reimburse itself for such advances or payments from any amounts recovered with

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

respect to such Non-Performing Lease before depositing any such amounts pursuant to this Section 4.03(d). Any amounts properly retained by the Servicer pursuant to this Section are, without further action by the Trustee, released from the Lien of the Indenture.

               4.04   Costs of Servicing; Servicing Fee; Administrative
Expenses.

               (a) All costs of servicing each Lease in the manner required by this Section 4 shall be borne by the Servicer, but the Servicer shall be entitled to retain, out of any amounts actually recovered by the Servicer in the performance of its obligations under Section 4.03 hereof with respect to any Lease or the interests in the Equipment subject thereto, the Servicer's actual out-of-pocket expenses reasonably incurred in the course of such performance with respect to such Lease or the interests in the Equipment. (For all purposes of this Section 4 the Servicer's "out-of-pocket expenses" means only those expenses incurred to unaffiliated third parties (e.g., including, without limitation, reasonable fees of outside counsel in a collection suit and collection agents) and not salaries, operating costs, overtime wages and other such "overhead" costs or expenses of the Servicer.) In addition, the Servicer shall be entitled to receive on each Payment Date following the Issuance Date a servicing fee with respect to the Notes (the "Servicing Fee"). Any amounts properly retained by the Servicer pursuant to this Section are, without further action by the Trustee, released from the Lien of the Indenture.

               (b) The amount of the Servicing Fee which the Servicer shall be entitled to receive on each Payment Date following the original issuance of the Notes shall be determined by multiplying one-twelfth of 0.75% by the lesser of (i) the Discounted Present Value of the Performing Leases or (ii) the Outstanding Principal Amount of the Notes, in each case at the Determination Date for such Payment Date before application of payments with respect thereto. The Insurer may direct that the Servicing Fee payable to a successor servicer may be increased to a market rate in the event that IOS Capital is no longer acting as servicer.

               (c) The Servicer agrees to pay, out of the Servicing Fee, all Trustee Fees and expenses of the Trustee in connection with the Notes (including the expenses relating to the preparation and delivery of reports to Noteholders) and all fees of accountants in connection with the Notes.

               4.05   Other Transactions.

               Nothing in this Assignment and Servicing Agreement shall preclude the Originator or the Servicer from entering into other leases or other financial transactions with any Lessee or selling or discounting any such lease with any Person.

               4.06   Information Provided by Servicer.

               The reports and other information furnished from time to time by the Servicer pursuant to this Agreement and the other Transaction Documents shall be complete and accurate in all material respects and none of such reports and other information shall contain any statement of a material fact which was untrue or misleading in any material respect when made or omits to state a material fact necessary to make the information or statements contained therein not misleading in any material respect.

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

               SECTION 5. SERVICER ADVANCES AND ORIGINATOR'S AND SELLER'S
                          SUPPORT

               5.01   Late Lease Payments.

               On each Determination Date, the Servicer may, but will not be required to, advance and remit to the Trustee for deposit in the Collection Account, in such manner as will ensure that the Trustee will have immediately available funds on account thereof by 11:00 A.M. New York City time on the second Business Day prior to the next succeeding Payment Date, an amount (a "Servicer Advance") equal to any Lease Payment due during the prior Due Period but unpaid prior to such Determination Date with respect to any Lease. In consideration of each Servicer Advance the Servicer will be entitled to retain any late payment fees recovered from the Lessee with respect to any Lease Payment covered by a Servicer Advance. In addition, the Servicer will be reimbursed for Servicer Advances from Available Funds in the Collection Account in accordance with the Indenture and this Agreement on the following Payment Date. Any amounts properly retained by the Servicer pursuant to this Section are, without further action by the Trustee, released from the Lien of the Indenture.

               5.02   Early Termination Leases.

               Following the Determination Date as of which any Lease first becomes an Early Termination Lease, but prior to the occurrence and continuance of an Acceleration Event or other event that would give rise to the requirement to pay Additional Principal pursuant to Section 3.03(b)(viii) of the Indenture or Event of Default, the Originator may, but shall have no obligation to, either
(a) substitute one or more Eligible Leases and the Equipment subject thereto for such Lease and the Equipment subject thereto pursuant to Section 11 hereof (if the Originator is then entitled to substitute Leases and Equipment in accordance with the provisions of Section 11.01 hereof) on or before the second Business Day prior to the next succeeding Payment Date, (b) purchase from the Issuer such Lease and the Issuer's interest in the related Equipment by remitting to the Trustee an amount equal to the Lease Purchase Amount in such manner as will ensure that the Trustee will have immediately available funds therefor by 11:00 A.M. New York City time on the second Business Day prior to the next succeeding Payment Date or (c) transfer to the Issuer one or more Additional Leases in consideration of the proceeds thereof in accordance with Section 11 hereof, provided that, upon the occurrence and continuance of an Acceleration Event or other event that would give rise to the requirement to pay Additional Principal pursuant to Section 3.03(b)(viii) of the Indenture or an Event of Default, the proceeds of an Early Termination Lease shall not be invested and shall be deposited in the Collection Account. Unless the Originator takes one of the actions set forth in the prior sentence, the Servicer will not permit a voluntary termination of a Lease prior to its stated maturity unless it receives a payment in connection with such termination equal to at least the Lease Purchase Amount. Any Early Termination Lease and the Issuer's interest in the Equipment subject thereto which is purchased, or for which Additional Leases have been acquired or Substitute Leases transferred, pursuant to this Section
5.02 shall nevertheless remain subject to the Lien of the Indenture until such time as an Additional Lease or Additional Leases have been acquired or Substitute Lease or Substitute Leases have been transferred in accordance with the provisions of Section 11 hereof or the Lease Purchase Amount has been paid.

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

               5.03   Indemnification.

               Subject to the provisions of Section 7.02, IOS Capital, in its capacity as Servicer, agrees to indemnify and hold harmless the Issuer, the Insurer, the Trustee (its officers, directors, employees and agents) and each holder of the Notes and their respective successors and assigns (each an "Indemnified Party") against any and all liabilities, losses, damages, penalties, costs and expenses (including costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party (except to the extent arising out of the gross negligence or willful misconduct on the part of the Indemnified Party) as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby or by the Indenture, including, without limitation, any claims resulting from any use, operation, maintenance, repair, storage or transportation of any item of Equipment, whether or not in the Servicer's possession or under its control pursuant to this Assignment and Servicing Agreement, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority; provided that the foregoing indemnity shall in no way be deemed to impose on the IOS Capital any obligation, other than to the extent specifically set forth in this Agreement or the Indenture, to make any payment with respect to any Lease or Equipment or principal or interest on the Notes, to pay or reimburse the Insurer in respect of any amount paid by the Insurer on or in respect of the Notes or to reimburse the Issuer for any payments on account of the Notes. This
Section 5.03 shall bind any successor servicer hereunder, except that no successor servicer shall be liable for any such indemnification obligations which arose before it became successor servicer. Nothing in this indemnification shall be construed as a guaranty of any Lease or any Equipment by the Originator. The obligations of IOS Capital, as Servicer under this Section 5.03, arising from transactions or acts of IOS Capital or transactions or acts that have occurred prior to its replacement as Servicer, shall survive the replacement of IOS Capital as Servicer and satisfaction and discharge of the Indenture and the earlier resignation or removal of the Trustee thereunder.

               5.04   Purchases; Other Payments.

               (a) In the event that (i) any of the representations or warranties made by the Originator in Sections 2.04, 2.05(b) and 2.08 hereof with respect to any of the Leases or the Equipment subject thereto proves at any time to have been inaccurate in any material respect as of the Issuance Date or related transfer date, as the case may be, or (ii) any Lease shall be terminated in whole or in part by a Lessee, or any amounts due with respect to any Lease shall be reduced or impaired, as a result of (x) any action or inaction by the Originator (other than any such action or inaction of the Originator, when acting as Servicer, in connection with the enforcement of any Lease in a manner consistent with the provisions of this Assignment and Servicing Agreement) or
(y) any claim by any Lessee against the Originator and, in any such case, the event or condition causing such inaccuracy, termination, reduction, impairment or claim shall not have been cured or corrected within 30 days after the earlier of the date on which the Originator is given notice thereof by the Issuer or the Trustee or the date on which the Originator otherwise first has notice thereof, and the Originator shall not have substituted one or more Substitute Leases therefor in accordance with Section 11.01(a) hereof, the Originator will purchase such Lease and related Equipment interests by paying to the Servicer for deposit into the Collection Account, not later than the second Business Day after the Determination Date next

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

following the expiration of such 30-day period with respect to the events referenced in Section 5.04(a)(i) and (ii), an amount equal to the Lease Purchase Amount, and simultaneously with such purchase, the Originator shall reimburse the Servicer for all amounts, if any, theretofore advanced by the Servicer pursuant to Section 5.01 with respect to such Lease. Without limiting the generality of the foregoing, it is agreed and understood that for purposes of this Section 5.04, any inaccuracy in any representation or warranty with respect to (i) the priority of the Lien of the Indenture with respect to any Lease or
(ii) the amount (if less than represented) of the Lease Payments, Casualty Payments or Termination Payments under any Lease shall be deemed to be material.

               (b) By the Issuance Date, the Originator and the Seller agree to obtain and provide to the Trustee UCC searches against each of them from the appropriate filing offices in Georgia and Delaware confirming the absence of any UCC filings (other than those in the process of being released pursuant to releases delivered on the Issuance Date) against either of them with respect to the Leases (including the right to receive all payments due or to become due thereunder) and the Equipment, other than those naming the Seller or the Issuer as the owner of the Leases or the Trustee as secured party. In the event the Originator and Seller fail to provide any such searches required by the preceding sentence of this Section 5.04(b) within the required time period or any search reveals the existence of any conflicting Liens (which are not removed within 30 days of receipt of such search), the Originator shall be required to purchase not later than the third Business Day after the Determination Date following the expiration of the time period during which such search was to be obtained or such Lien released, as the case may be, any Lease as to which such searches are not provided or with respect to which conflicting Liens with respect thereto or any related Equipment are found to exist at the Lease Purchase Amount for such Lease.

               (c) The Originator's obligations under this Section 5.04 are the full recourse obligations of the Originator and shall in no way be limited or discharged by the application of any funds constituting part of the Asset Pool.

               (d) In connection with any purchase of Leases and Equipment interests pursuant to this Section 5.04, the Originator may reacquire from the Seller the ownership interest of the Seller in such Equipment and such Leases and Equipment shall be released from the Lien of the Indenture.

               5.05   Seller's Obligation in Respect of Non-Performing Leases.

               In the event that any Lease shall become a Non-Performing Lease, and the Originator shall not have substituted one or more Substitute Leases therefor in accordance with the provisions of Section 11, the Seller shall pay to the Issuer in the manner provided in the next sentence an amount equal to the lesser of (i) the amount of all recoveries by the Seller in respect of the sale, re-lease or other disposition of any item of Equipment subject to such Non-Performing Lease and (ii) the Discounted Present Value of such Non-Performing Lease (the "Recourse Amount"). The amount of any such recoveries, up to the Recourse Amount, shall be deposited into the Collection Account within two Business Days of the receipt thereof by the Seller or the Servicer. The Seller's obligations under this Section 5.05 are secured by a security

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

interest from the Seller to the Issuer in all right, title and interest of the Seller in and to the Equipment subject to the Leases (whether or not constituting Non-Performing Leases).

               5.06   Payment Advices.

               Each payment to the Servicer pursuant to any of the provisions of this Assignment and Servicing Agreement shall be accompanied by written advice containing sufficient information to identify the Lease and/or Equipment to which such payment relates, the Section of this Assignment and Servicing Agreement pursuant to which such payment is made, and the proper application pursuant to the provisions of this Assignment and Servicing Agreement or the Indenture of the amounts being paid.

               SECTION 6. INFORMATION TO BE PROVIDED

               6.01   Monthly Status Reports; Servicing Reports.

               (a) Within five Business Days following each Payment Date, the Servicer will send to the Issuer, the Trustee and the Insurer a written report, signed by either the Treasurer or the Chief Financial Officer of IKON Office Solutions, Inc. and either the President, the Vice President of Finance or Controller of the Servicer (i) identifying each Lease with respect to which any Lease Payment was 90 days overdue as of the end of the immediately preceding Due Period, the Discounted Present Value of such Lease as of such Payment Date, the amount advanced by the Servicer with respect to such Lease pursuant to Section
5.01 hereof since the Servicer's previous monthly report (or, in the case of the first such report, since the Cut-Off Date), (ii) identifying each Lease with respect to which any Lease Payment was 60 or more days overdue as of the end of the immediately preceding Due Period, the Discounted Present Value of such Lease as of such Payment Date, and the amount advanced by the Servicer with respect to such Lease pursuant to Section 5.01 hereof since the Servicer's previous monthly report (or, in the case of the first such report, since the Issuance Date),
(iii) identifying each Lease which became a Non-Performing Lease as of the preceding Determination Date and specifying the Discounted Present Value of such Lease as of such Determination Date (or, in the case of the first such report, subsequent to the Cut-Off Date) and the aggregate Discounted Present Value of all such Non-Performing Leases, and (iv) indicating the aggregate amount recovered by the Servicer subsequent to the preceding Payment Date (or, in the case of the first Payment Date, subsequent to the Cut-Off Date) and on or prior to such Payment Date with respect to Lease Delinquency Payments and Lease Payments in respect of Non-Performing Leases previously made by the Servicer (and the specific amounts so recovered with respect to any Non-Performing Lease) as of the related Determination Date. Each such report shall also describe generally what action or actions the Servicer is then taking or proposes to take to recover from the appropriate Lessees any amounts previously paid by the Servicer to the Trustee pursuant to Section 5.01 hereof.

               (b) On the Determination Date, the Servicer shall deliver to the Trustee, each Rating Agency, the Counterparty and the Insurer a servicing report signed by either the Treasurer or the Chief Financial Officer of IKON Office Solutions, Inc and either the President, the Vice President of Finance or Controller of the Servicer (the "Servicing Report") duly completed and dated, in substantially the form of Exhibit B hereto.

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

               (c) The Servicing Report shall include, among other items, the total amount of all Lease Payments, Casualty Payments, Retainable Deposits, Termination Payments, Lease Purchase Amounts, recoveries related to Non-Performing Leases and other payments received by the Servicer and deposited in the Collection Account prior to the related Determination Date and on or subsequent to the Determination Date preceding such Determination Date (or, in the case of the first Determination Date, on or subsequent to the Cut-Off Date). Such report shall indicate the amount of all Lease Payments received by the Servicer and deposited in the Collection Account which are for any Due Period other than the Due Period for such Determination Date and shall identify each Lease with respect to which a Casualty Payment, Retainable Deposit, Termination Payment or Lease Purchase Amount was made during such time period. Such report shall also indicate (i) the aggregate amount paid by the Servicer on or subsequent to the most recent Determination Date pursuant to Section 5.01 hereof, and (ii) the aggregate amount reimbursed to the Servicer prior to the most recent Determination Date and on or subsequent to the Determination Date preceding such Determination Date (or, in the case of the first Determination Date, on or subsequent to the Cut-Off Date) for any Servicer Advances made by the Servicer pursuant to Section 5.01 hereof. Such report shall also include the amount of the distribution with respect to each class of Notes to be made on the related Payment Date, the amount of such distribution allocable to principal, the amount of such distribution allocable to interest, the Asset Pool balance as of the close of business on the last day of the related Due Period, the aggregate outstanding principal balance and the Pool Factor for each class of Notes after giving effect to all distributions allocable to principal on such Payment Date, the amounts paid to or retained by the Servicer, if any, with respect to the related Due Period, and the amount of the aggregate Purchase Amounts in respect of Leases that have been reacquired, if any, for such Due Period. The Servicer hereby represents and warrants that such calculations will be correct and accurate, and the Servicer shall be fully responsible for, and shall reimburse and indemnify each Indemnified Party for, any loss resulting from such Indemnified Party's reliance on any such calculations which are not correct.

               (d) The Servicer shall deliver to the Issuer, the Trustee and the Insurer, with a copy to each Rating Agency and the Insurer, within 135 days following the end of each fiscal year of the Servicer, beginning with the Servicer's fiscal year ending September 30, 2003, an Officers' Certificate stating that the Servicer has fulfilled its obligations under this Assignment and Servicing Agreement in all material respects throughout the preceding twelve
(12) months (or, in the case of the first such certificate, the period from the Issuance Date) or if there has been any material default under this Assignment and Servicing Agreement or the Indenture, describing such default.

               (e) The Servicer shall deliver to the Issuer, the Trustee and the Insurer, with a copy to each Rating Agency and the Insurer, within 120 days following the end of each fiscal year of the Servicer, beginning with the Servicer's fiscal year ending September 30, 2003, a report (the "Supplementary Report") signed by an Authorized Officer on behalf of the Servicer and dated as of the last day of such fiscal year, stating that (a) a review of the activities of the Servicer and the Servicer's performance under this Assignment and Servicing Agreement and the Indenture for the previous 12-month period (or, in the case of the first such report, the period from the Issuance Date) has been made under such officer's supervision and (b) nothing has come to such officer's attention to indicate that a Servicer Event of Default has occurred, or, if

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

any Servicer Event of Default has occurred and is continuing, specifying each such event known to the officer, the nature and status thereof and the steps necessary to remedy such event.

               (f) If any funds are to be withdrawn from the Collection Account other than as provided in Section 3.03(b) of the Indenture, the Servicer shall submit with the related Servicing Report the certificate required by
Section 3.03(d) of the Indenture.

               (g) Within the prescribed period of time for tax reporting purposes after the end of each calendar year, the Servicer on behalf of the Issuer, will provide to the Noteholders a statement containing the distribution amount with respect to each class of Notes and the distribution amount allocable to interest for that calendar year and any other information required by applicable tax laws, for the purpose of the Noteholders' preparation of federal income tax returns.

               (h) The Servicer shall deliver to the Trustee and the Insurer and each of the Rating Agencies, within three days after obtaining knowledge of the occurrence thereof, written notice of any event which with the giving of notice or the lapse of time would become an Event of Default under any of clauses (c), (d), (e) or (f) of Section 7.01 of the Indenture, its status and what action the Issuer or the Servicer is taking or proposes to take with respect thereto.

               (i) The Servicer shall provide the calculation of the notional amount from time to time as the Servicer is required to provide under the Swap Documents (specifically the confirmation related thereto).

               6.02   Annual Independent Public Accountant's Report.

               The Servicer shall cause a firm of independent public accountants (who may also render other services to the Servicer, the Seller or the Originator) to deliver to the Trustee, with a copy to the Insurer and each Rating Agency, within 135 days following the end of each fiscal year of the Servicer, beginning with the Servicer's fiscal year ending September 30, 2003, a written statement to the effect that such firm has (a) obtained from the Servicer a copy of the monthly status report pursuant to Section 6.01 for each of three months during the previous calendar year, such three months to be selected at random by such firm of independent public accountants; (b) compared the information contained in such monthly status report and in the monthly summaries prepared by the Servicer in support of such monthly status report to the computer printouts and accounts prepared by the Servicer and supporting such reports; and (c) selected, at random, 100 Leases included in the Asset Pool and compared the activity in the files maintained by the Servicer for such Leases to the activity as reported for those Leases to the monthly summaries prepared by the Servicer and supporting the monthly status report, and that, on the basis of such examination and comparison, such firm is of the opinion that the Servicer has prepared such monthly status report and summaries in agreement with the computer printouts, accounts and individual Lease files, except in each case for
(x) such exceptions as such firm shall believe to be immaterial and (y) such other exceptions as shall be set forth in such statement. In the event such firm of independent public accountants requires the Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee shall deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee makes no independent

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

inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

               SECTION 7. THE SERVICER

               7.01   Merger or Consolidation of the Servicer.

               Except in the event of merger or consolidation as permitted by this Section 7.01, so long as the Indenture remains in effect, the Servicer will keep in full force and effect its existence, rights and franchise as a limited liability company under the laws of its jurisdiction of incorporation and will preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of the Servicer's duties under this Assignment and Servicing Agreement. So long as no Insurer Default shall have occurred, the Servicer will not change its jurisdiction of organization or location of the records of the Leases without the prior written consent of the Insurer (which consent will not be unreasonably withheld) until the time at which the Indenture has been discharged, in accordance with Section 11.01 thereof.

               So long as the Indenture remains in effect, the Servicer shall not merge or consolidate with any other Person unless (i) the entity surviving such merger or consolidation is a corporation organized under the laws of the United States or any jurisdiction thereof and (ii) the surviving entity, if not the Servicer, shall execute and deliver to the Issuer, the Servicer and the Trustee, in form and substance satisfactory to each of them; (a) an instrument expressly assuming all of the obligations of the Servicer hereunder and (b) an opinion of counsel to the effect that (i) such Person is a corporation of the type described in the preceding clause (i); (ii) such Person has effectively assumed the obligations of the Servicer hereunder; (iii) all conditions precedent to such action have been satisfied; and (iv) all required Financing Statements have been filed. Upon the occurrence of any such merger or consolidation, the Servicer shall give notice promptly to the Rating Agencies.

               7.02   Limitation on Liability of the Servicer and Others.

               Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall incur any liability to the Issuer, the Trustee, the Insurer or the holders of the Notes for any action taken or not taken in good faith pursuant to the terms of this Assignment and Servicing Agreement with respect to any Lease (including any Non-Performing Lease) or the Equipment subject thereto; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties, representations or covenants made by it herein or in any certificate delivered in conjunction with the purchase of the Notes or for any liability which would otherwise be imposed for any action or inaction resulting from willful misconduct or bad faith or for negligence in the performance or nonperformance of its duties hereunder.

               7.03   Servicer Not to Resign or Be Removed.

               The Servicer shall not resign from the servicing obligations and duties hereby imposed on it except upon determination that such duties hereunder are no longer permissible

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

under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of independent counsel to the Servicer, in form and substance satisfactory to the Insurer (so long as the Policy is outstanding) or the Trustee (if the Policy is not outstanding), to such effect delivered to the Trustee and the Insurer with a copy to each Rating Agency.

               Except as provided in Section 10.02 hereof, the Servicer shall not be removed or be replaced as Servicer with respect to any Lease or any of the Equipment.

               No resignation or removal of the Servicer shall in any event (i) become effective until the Trustee or a successor servicer shall have assumed the Servicer's servicing responsibilities and obligations in accordance with
Section 10.03 hereof, or (ii) affect the Originator's obligations pursuant to
Section 5 hereof.

               7.04   Financial and Business Information.

               The Servicer will deliver to the Issuer, the Trustee, the Insurer and each Rating Agency and upon written request, to any holder of outstanding Notes evidencing not less than 25% of the Outstanding Principal Amount of the Notes (and, upon the request of any holder of Outstanding Notes evidencing not less than 25% of the Outstanding Principal Amount of the Notes, to any prospective transferee of any Notes):

               (a) Quarterly Statements - within 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Servicer, a copy of:

               (1) a consolidated balance sheet of the Servicer (or its parent) and its consolidated subsidiaries at the end of such quarter, and

               (2) consolidated statements of income, retained earnings and cash flow of the Servicer (or its parent) and its consolidated subsidiaries for that quarter and for the portion of the fiscal year ending with such quarter, accompanied by a certificate signed by a principal financial officer of the Servicer stating that such financial statements present fairly the financial condition of the Servicer (or its parent) and its consolidated subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied;

               (b) Annual Statements - within 135 days after the end of each fiscal year of the Servicer, a copy of:

               (1) a consolidated balance sheet of the Servicer (or its parent) and its consolidated subsidiaries, at the end of that year, and

               (2) consolidated statements of income, retained earnings and cash flow of the Servicer (or its parent) and its consolidated subsidiaries for that year, setting forth in each case in comparative form the figures for the previous fiscal year,

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

all in reasonable detail and accompanied by an opinion of a firm of independent certified public accountants of recognized national standing stating that such financial statements present fairly the financial condition of the Servicer (or its parent) and its consolidated subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur and footnote), and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

               (c) Notice of Servicer Event of Default - immediately upon the Servicer's becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice, by certified mail return receipt requested, hand delivery or overnight courier, describing its nature and period of existence and what action the Servicer is taking or proposes to take with respect thereto;

               (d) SEC and Other Reports - promptly upon their becoming available, one copy of each report (including the Servicer's annual report to shareholders and reports on Form 8-K, 10-K, and 10-Q), proxy statement, registration statement, prospectus and notice filed with or delivered to any securities exchange, the Securities and Exchange Commission or any successor agencies; and

               (e) Report on Proceedings - promptly upon the Servicer becoming aware of

               (1) any proposed or pending investigation of it by any governmental authority or agency, or

               (2)    any court or administrative proceeding

which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or conditions (financial or otherwise) of the Servicer, a written notice specifying the nature of such investigation or proceeding and what action the Servicer is taking or proposes to take with respect thereto and evaluating its merits.

               7.05   Officers' Certificates.

               With each set of financial statements delivered pursuant to
Section 7.04, the Servicer will deliver an Officers' Certificate stating (i) that the officers signing such Officers' Certificate have reviewed the relevant terms of this Assignment and Servicing Agreement and have made, or caused to be made under such officers' supervision, a review of the activities of the Servicer during the period covered by the statements then being furnished, (ii) that the review has not disclosed the existence of any Servicer Event of Default or, if a Servicer Event of Default exists, describing its nature and what action the Servicer has taken and is taking with respect thereto, and (iii) that on the basis of such review the officers signing such certificate are of the opinion that during such period the Servicer has serviced the Leases in compliance with the procedures hereof except as described in such certificate.

               7.06   Inspection.

               The Servicer will permit, on reasonable prior notice, the representatives of the Issuer, the Trustee, the Insurer (so long as the Policy is outstanding) and, if the Policy is no longer outstanding, the holder of any Notes evidencing not less than 25% of the Outstanding Principal Amount of the Notes to inspect the servicing operations and discuss the servicing operations of the Servicer with any of its officers or employees all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing the Servicer or the Servicer's performance of its duties and obligations hereunder. Any expense incident to the exercise by the Issuer, the Trustee, the Insurer, or any holder of the Notes during the continuance of any Servicer Event of Default, or any event or condition which with the giving of notice or the lapse of time or both would become a Servicer Event of Default, of any right under this Section 7.06 shall be borne by the Servicer.

               7.07   Servicer Records.

               The Servicer will indicate in its records that it is servicing and administering each Lease in its capacity as Servicer hereunder, and to the extent it is in possession of any original Lease agreement, will hold such Lease, subject to the provisions of the Indenture as custodian for the Trustee.

               SECTION 8. THE ORIGINATOR

               8.01   Merger or Consolidation of the Originator.

               Except in the event of merger or consolidation as permitted by this Section 8.01, so long as the Indenture remains in effect, the Originator will keep in full force and effect its existence, rights and franchise as a limited liability company under the laws of its jurisdiction of organization and will preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of the Originator's duties under this Assignment and Servicing Agreement.

               So long as the Indenture remains in effect, the Originator shall not merge or consolidate with any other Person unless (i) the entity surviving such merger or consolidation is a corporation organized under the laws of the United States or any jurisdiction thereof and (ii) the surviving entity, if not the Originator, shall execute and deliver to the Seller, the Issuer, the Servicer, the Trustee and the Insurer (so long as the Policy is outstanding), in form and substance satisfactory to each of them, (a) an instrument expressly assuming all of the obligations of the Originator hereunder and (b) an Opinion of Counsel to the effect that such Person is a corporation of the type described in the preceding clause (i) and has effectively assumed the obligations of the Originator hereunder.

               8.02   Control of Seller.

               So long as the Indenture remains in effect, the Originator will not (i) sell, pledge or otherwise transfer any membership interest in the Seller held by the Originator or any capital stock of IKON Receivables Funding, Inc. (the manager of the Seller and the Issuer) held by the

Originator or (ii) without the prior written consent of the Insurer (so long as no Insurer Default shall have occurred and is continuing), vote such membership interests in the Seller in favor of, or permit or agree to, any amendment to or alteration of the certificate of formation or limited liability company agreement of the Seller, or vote any such capital stock of IKON Receivables Funding, Inc. in favor of any amendment to or alteration of the certificate of incorporation or by-laws of the Manager.

               8.03   Financial and Business Information.

               The Originator will deliver to the Issuer, the Trustee and the Insurer (so long as the Policy is outstanding):

               (a) Notice of Servicer Event of Default - immediately upon the Originator becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice (with a copy to each Rating Agency) describing its nature and period of existence and what action the Originator is taking or proposes to take with respect thereto;

               (b) SEC and Other Reports - promptly upon their becoming available, one copy of each report (including the Originator's annual report to shareholders and reports on Form 8-K, 10-K, and 10-Q), proxy statement, registration statement, prospectus, prospectus supplement and notice filed with or delivered to any securities exchange, the Securities and Exchange Commission or any successor agencies;

               (c) Report on Proceedings - promptly upon the Originator becoming aware of

               (1) any proposed or pending investigation of it by any governmental authority or agency, or

               (2)    any court or administrative proceeding,

which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Originator, a written notice specifying the nature of such investigation or proceeding and what action the Originator is taking or proposes to take with respect thereto and evaluating its merits;

               (d) ERISA - (i) promptly and in any event within ten days after the Originator knows or has reason to know of the occurrence of a Reportable Event with respect to a Pension Plan with regard to which notice must be provided to the PBGC, a copy of such materials required to be filed with the PBGC with respect to such Reportable Event and in each such case a statement of the chief financial officer of the Originator setting forth details as to such Reportable Event and the action which the Originator proposes to take with respect thereto; (ii) at least ten days prior to the filing by any plan administrator of a Pension Plan of a notice of intent to terminate such Pension Plan, a copy of such notice; (iii) upon request of the Issuer and the Trustee, and in no event more than ten days after such request, copies of each annual report which is filed on Form 5500, together with certified financial statements for the Pension Plan (if any) as of the end of such year and actuarial statements on Schedule B to such Form 5500; (iv) promptly and in any event within ten days after it knows or has reason to know of any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, a statement of the chief financial officer of the Originator describing such event or condition; (v) promptly and in no event more than ten days after receipt thereof by the Originator or any Related Person, each notice received by the Originator or any Related Person concerning the imposition of any withdrawal liability under Section 4202 of ERISA; and (vi) promptly after receipt thereof a copy of any notice the Originator or any Related Person may receive from the PBGC or the Internal Revenue Service with respect to any Pension Plan; provided, however, that this subsection (vi) shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service or notices which would not require any material payment by the Originator or any Related Person; and

               (e) Requested Information - with reasonable promptness, any other data and information which may be reasonably requested by such parties from time to time.

               Compliance by the Servicer with the requirements of Sections 7.04(c), 7.04(d) or 7.04(e) shall be deemed to be compliance by the Originator with the corresponding requirements of Section 8.03(a), 8.03(b) or 8.03(c), as the case may be, and vice versa, so long as IOS Capital is the Servicer hereunder.

               8.04   Officers' Certificates.

               With each set of financial statements delivered pursuant to
Section 8.03, the Originator will deliver an Officers' Certificate stating that the officers signing such Certificate have reviewed the relevant terms of this Assignment and Servicing Agreement and have made, or caused to be made under such officers' supervision, a review of the activities of the Originator during the period covered by the income statements then being furnished and, so long as the Originator is Servicer hereunder, that the review has not disclosed the existence of any Servicer Event of Default or, if a Servicer Event of Default exists, describing its nature and what action the Originator has taken and is taking with respect thereto.

               8.05   Books and Records.

               The Originator will clearly mark its books and records to reflect the contributions of Leases and Equipment pursuant to this Agreement.

               8.06   Communications.

               The Originator will reply to all inquiries by third parties with respect to the transactions contemplated by this Agreement by indicating that it has transferred the Leases and its right, title and interest in the related Equipment and that the Issuer now holds title to the Leases and such interests (other than ownership interests) in the Equipment.

               SECTION 9. THE SELLER

               9.01   Merger or Consolidation of the Seller.

               So long as the Indenture remains in effect, the Seller will keep in full force and effect its existence, rights and franchise as a limited liability company under the laws of its

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

jurisdiction of organization and will preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of the Seller's duties under this Assignment and Servicing Agreement.

               So long as the Indenture remains in effect, the Seller shall not merge or consolidate with any other Person.

               9.02   Control of Issuer.

               So long as any of the Indenture remains in effect, the Seller will not (i) sell, pledge or otherwise transfer any of its membership interests in the Issuer or (ii) without the prior written consent of the Insurer (so long as no Insurer Default shall have occurred and is continuing), vote such beneficial interests in favor of, or permit or agree to, any amendment to or alteration of the certificate of formation or limited liability company agreement of the Issuer.

               9.03   Information.

               The Seller will deliver to the Issuer, the Trustee and the Insurer (so long as the Policy is outstanding):

               (a) Notice of Servicer Event of Default - immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice (with a copy to each Rating Agency) describing its nature and period of existence and what action the Seller is taking or proposes to take with respect thereto;

               (b) Report on Proceedings - promptly upon the Seller's becoming aware of

               (1) any proposed or pending investigation of it by any governmental authority or agency, or

               (2)    any court or administrative proceeding,

which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Seller, a written notice specifying the nature of such investigation or proceeding and what action the Seller is taking or proposes to take with respect thereto and evaluating its merits;

               (c) Requested Information - with reasonable promptness, any other data and information which may be reasonably requested by such parties from time to time.

               9.04   Inspection.

               The Seller will permit, on reasonable prior notice, the representatives of the Issuer, the Servicer, the Trustee, the Insurer (so long as no Insurer Default has occurred and is continuing), or, if an Insurer Default has occurred and is continuing, any holder of the Notes evidencing not less than 25% of the Outstanding Principal Amount of any class of Notes to examine and discuss the operations of the Seller with any of its officers or employees all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing Seller's performance of its duties and obligations hereunder. Any expense incident to the exercise by the Issuer, the Trustee or any holder of the Notes during the continuance of any default by the Seller in any of its obligations hereunder of any right under this Section 9.04 shall be borne by the Seller.

               9.05   Books and Records.

               The Seller will clearly mark its books and records to reflect each contribution of a Lease and of its right, title, and interest (other than its ownership interest) in the Equipment subject thereto to the Issuer.

               9.06   Communications.

               The Seller will reply to all inquiries by third parties with respect to the transactions contemplated by this Agreement by indicating that it has contributed to the Issuer the Leases and its right, title and interest (other than its ownership interest) in the related Equipment.

               SECTION 10. DEFAULT

               10.01  Servicer Events of Default.

               The following events and conditions shall constitute Servicer Events of Default hereunder:

                      (i) failure on the part of the Servicer to deposit to the Collection Account, or other applicable account in accordance with the terms of the Indenture within three Business Days following the receipt thereof any monies received by the Servicer (including, without limitation, any Lease Payments on Performing Leases or Non-Performing Leases) and required to be deposited thereunder and hereunder;

                      (ii) failure on the part of the Servicer to pay to the Trustee on the date when due in accordance with the terms hereof, any payment required to be made by the Servicer pursuant to
               Section 5 hereof;

                      (iii) failure on the part of either the Servicer or (so
               long as the Originator is the Servicer) the Originator to observe or perform in any material respect any other of their respective covenants or agreements in this Assignment and Servicing Agreement or other Transaction Document which failure continues unremedied for a period of 30 days after the earlier of (A) the date it first becomes known to any officer of the Originator or the Servicer, as the case may be, and (B) the date on which written notice thereof requiring the same to be remedied shall have been given to the Originator or the Servicer, as the case may be, by the Trustee, or to the Originator or the Servicer, as the case may be, and the Trustee by the Seller, the Issuer, the Insurer or any holder of the Notes;

                      (iv) if any representation or warranty made by the Originator in this Assignment and Servicing Agreement or in any Transaction Document or in any certificate or other writing delivered pursuant hereto or made by any successor Servicer in connection with such successor Servicer's assumption of the duties of the Servicer shall prove to be incorrect in any material respect as of the time when the same shall have been made; provided, however, that the breach of any representation or warranty made by the Originator or Servicer in this Assignment and Servicing Agreement will be deemed to be "material" only if it affects the Noteholders, the Insurer or the enforceability of the Indenture or of the Notes; and provided, further, that a material breach of any representation or warranty made by the Originator in this Assignment and Servicing Agreement with respect to any of the Leases or the Equipment subject thereto will not constitute a Servicer Event of Default if the Originator purchases such Lease and the Issuer's interest in the Equipment or substitutes a Substitute Lease therefor in accordance with this Assignment and Servicing Agreement;

                      (v)   an involuntary petition or proceeding shall be filed
               (A) in respect of the Servicer under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) seeking a decree or order adjudging the Servicer bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of or in respect of the Servicer under any applicable federal or state law, or the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Servicer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and either (1) such petition shall not have been dismissed within a period of 60 consecutive days or (2) any such order for relief or decree shall be entered in any such proceeding, or any such receiver, liquidator, assignee, trustee, sequestrator or other similar official shall be appointed;

                      (vi) the commencement by the Servicer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Servicer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the failure by the Servicer to pay its debts generally as they become due, or the taking of corporate action by the Servicer in furtherance of any such action;

                      (vii) the failure of the Servicer to make one or more
               payments due with respect to aggregate recourse debt or other recourse obligations of the Servicer exceeding $5,000,000, or the occurrence of any event or the existence of any condition, the effect of which event or condition is to cause (or permit one or more Persons to cause) more than $5,000,000 of aggregate recourse debt or other recourse obligations of the Servicer to become due before its (or their) stated maturity or before its (or their) regularly scheduled dates of payment so long as such failure, event or condition shall be continuing and shall not have been waived by the Person or Persons entitled to performance;

                      (viii) a final judgment or judgments (or decrees or
               orders) against the Servicer for the payment of money aggregating in excess of $5,000,000 and any one of such judgments (or decrees or orders) has remained unsatisfied and in effect for any period of 60 consecutive days without a stay of execution;

                      (ix) for any three consecutive Due Periods, the average of the Annualized Default Rates for such Due Periods shall be greater than 8.0%; or

                      (x) for any three consecutive Due Periods, the average of the Delinquency Rates for such Due Periods shall be greater than 9.0%.

               10.02  Termination.

               So long as a Servicer Event of Default shall be continuing, or, if and so long as IOS Capital is the Servicer, the senior long term debt rating assigned by Moody's or S&P to IOS Capital is Ba2 or below or BB or below, respectively, the Trustee (with the written consent of the Insurer, if no Insurer Default has occurred and is continuing) may, and, upon the written instructions of the Insurer (if no Insurer Default has occurred and is continuing) or the holders of 66-2/3% in Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing), shall, by notice in writing to the Servicer terminate all of the rights and obligations of the Servicer (but not the Originator's obligations which shall survive any such termination) under this Assignment and Servicing Agreement. On the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Assignment and Servicing Agreement to take any action with respect to any Lease or Equipment shall cease and the same shall pass to and be vested in the Trustee or, at the option of the Insurer (if no Insurer Default has occurred and is continuing), other successor Servicer appointed (by the Insurer or by the holders of 66-2/3% in Outstanding Principal Amount of the Notes if an Insurer Default has occurred and is continuing) pursuant to and under this Section and the Indenture; and, without limitation, the Trustee or such successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and assignment of any Lease and the related Equipment, or otherwise.

               10.03  Trustee to Act; Appointment of Successor.

               (a) On and after the time the Servicer receives a notice of termination pursuant to Section 10.02 hereof, the Trustee or other successor Servicer (as designated by the Insurer or otherwise), subject to the terms of
Section 6.01 of the Indenture, shall be the successor in all respects to the Servicer in its capacity as servicer of the Leases under this Assignment and

Servicing Agreement and, to such extent, shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof (but not the obligations of the Originator contained in Section 5 hereof which shall survive any such termination as above provided) and shall be entitled to receive from the Issuer the Servicing Fee provided for in Section 4.04 hereof; provided that the Trustee shall in no way be responsible or liable for any action or actions of the Servicer before the time the Servicer receives such a notice of termination. Upon the replacement of the Servicer in accordance with Section 10.02 hereof, (1) the Trustee can (at the direction of the Insurer so long as no Insurer Default shall have occurred and is continuing) direct all payments under the Leases be made directly to such account as shall be specified by the Trustee; (2) the Issuer shall (at the Insurer's request and Issuer's expense) give notice of the Trustee's interest to each Lessee; (3) the Servicer and the Issuer shall make available all records related to the Leases to the Trustee; and (4) the Servicer and the Issuer will authorize the Trustee to collect all amounts due under the Leases.

               (b) Notwithstanding the above, the Trustee (with the written consent of the Insurer, if no Insurer Default has occurred and is continuing) may, if it shall be unwilling to so act, or shall, if it is unable to so act, give notice of such fact to the Insurer (if no Insurer Default has occurred and is continuing) or to each holder of the Notes (if an Insurer Default has occurred and is continuing) and (i) appoint an established institution satisfactory to the Insurer (if no Insurer Default has occurred and is continuing) or to the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing) as the successor to the Servicer hereunder to assume all of the rights and obligations of the Servicer hereunder, including, without limitation, the Servicer's right hereunder to receive the Servicing Fee (but not the obligations of the Originator contained in Section 5 hereof), or (ii) if no such Person satisfactory to the Insurer (if no Insurer Default has occurred and is continuing) or to the holders of 66-2/3% of the then Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing) is so appointed within 60 days following the giving of such notice, appoint a bank or other established Person, which has experience in servicing lease contracts and equipment similar to the Leases and Equipment and as to which each of S&P and Moody's has indicated in writing that the appointment of such Person, as the successor to the Servicer hereunder will not result in the reduction or withdrawal of such Rating Agency's then-current rating of the Notes, or (iii) if no such institution is so appointed within 90 days, petition a court of competent jurisdiction to appoint an institution meeting such criteria as the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee shall cause such successor to the Servicer to enter into a servicing agreement substantially in the form of this Assignment and Servicing Agreement except that such agreement shall not include any of the Originator's representations, warranties or obligations and the Trustee, on the instructions of the Insurer (so long as no Insurer Default shall have occurred and is continuing), shall make arrangements for the compensation of such successor out of payments on Leases as the Insurer shall direct (so long as no Insurer Default shall have occurred and is continuing) and such successor shall agree. In no event shall the Trustee be liable for any servicing fee or for any difference in the amount of the servicing fee payable hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein. The Trustee shall provide the Rating Agencies and the Insurer with prior written notice of the appointment of any successor to the Servicer.

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

               10.04  Servicer to Cooperate.

               The Servicer hereby agrees to cooperate with the Trustee and any successor to the Servicer appointed in accordance with Section 10.03 hereof, as applicable, in effecting the termination and transfer of the responsibilities and rights of the Servicer hereunder to the Trustee or any successor to the Servicer, including, without limitation, the execution and delivery of assignments of Financing Statements, and the transfer to the Trustee or the successor to the Servicer for administration by it of all amounts which shall at the time be held by the Servicer or thereafter received with respect to the Leases. The Servicer hereby agrees to transfer to any successor to the Servicer its electronic records and all other records, correspondence and documents relating to the Leases and Equipment in the manner and at such times as the successor to the Servicer shall reasonably request. The Servicer hereby agrees to grant a license to any duly appointed successor servicer to use its software or other rights reasonably identified by such successor servicer deemed reasonably necessary in connection with servicing of the Leases, but only to the extent explicitly assignable under the terms thereof without unreasonable expense, effort or penalty. The Servicer hereby designates the Trustee and any successor to the Servicer its agent and attorney-in-fact to execute transfers of Financing Statements and any other filings or instruments which may be necessary or advisable to effect such transfer of the Servicer's responsibilities and rights hereunder and the Servicer hereby agrees to execute and deliver any powers of attorney reasonably requested to effectively implement the transfer of servicing. All costs and expenses incurred in connection with the transfer of servicing shall be borne by the Servicer.

               10.05  Notification to Noteholders.

               Upon any such termination or appointment of a successor to the Servicer, the Issuer shall cause the Trustee to give prompt written notice thereof to each Rating Agency, the Insurer and to each holder of the Notes in the manner provided in the Indenture.

               10.06  Remedies Not Exclusive.

               Nothing in the preceding provisions of this Section 10 shall be interpreted as limiting or restricting any rights or remedies which the Issuer, the Trustee or any other Person would otherwise have at law or in equity on account of the breach or violation of any provision of this Assignment and Servicing Agreement by the Servicer, including, without limitation, the right to recover full and complete damages on account thereof to the extent not inconsistent with Section 7.02 hereof.

               SECTION 11. SUBSTITUTION AND ADDITION OF LEASES

               11.01  Substitution and Addition.

               (a) Subject to the satisfaction of the requirements set forth in Section 11.01(b) hereof, the Originator will have the right (but not the obligation) at any time to substitute one or more Eligible Leases and the Equipment subject thereto (each, a "Substitute Lease") for a Lease (for purposes of this Section 11 referred to as a "Predecessor Lease") and the Equipment subject thereto if:

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                      (i)   the Predecessor Lease became (A) a Non-Performing
               Lease, (B) a Warranty Lease or (C) an Adjusted Lease during the immediately preceding Due Period;

                      (ii) the aggregate Discounted Present Value of the Non-Performing Leases that have become Predecessor Leases during the term of this Agreement shall not in the aggregate exceed 10% of the Discounted Present Value of the Leases on the Cut-Off Date; and

                      (iii) the aggregate Discounted Present Value of the
               Adjusted Leases and Warranty Leases that have become Predecessor Leases during the term of this Agreement shall not exceed 10% of the Discounted Present Value of the Leases on the Cut-off Date.

Subject to the satisfaction of the requirements set forth in Section 5 and
Section 11.01(b) hereof, in the event of an Early Lease Termination resulting in the prepayment in full of the related Early Termination Lease, the Seller will have the option to transfer to the Issuer an additional Eligible Lease (each, an "Additional Lease"), together with all right, title and interest in and to the Equipment (other than the Seller's ownership interests therein); provided, however, that the aggregate Discounted Present Value of the Early Termination Leases for which the Seller will have the option of transferring Additional Leases shall be limited to an amount not in excess of 20% of the aggregate Discounted Present Value of the Leases as of the Cut-off Date.

               (b) Each transfer of Substitute Leases and addition of Additional Leases will be subject to the satisfaction of the following conditions precedent:

                      (i) the final payment on such Substitute Lease or Additional Lease must be on or prior to June 15, 2010;

                      (ii) after giving effect to such additions and substitutions and any adjustments pursuant to Section 5.02 hereof the aggregate amount of Lease Payments through the term of the Leases (including the Substitute Leases and the Additional Leases) will not be materially less than the aggregate Lease Payments of the Leases prior to such substitution or addition or adjustment;

                      (iii) after giving effect to such adjustments, additions
               and substitutions, the Discounted Present Value of the Performing Leases must not be less than the Discounted Present Value of the Performing Leases prior to such adjustment, substitution or addition;

                      (iv) after giving effect to such adjustments, additions, and substitutions pursuant to Section 11, the weighted average remaining term of the Performing Leases must not be greater than the weighted average remaining term of the Performing Leases prior to such adjustment, addition, and substitution; and

                      (v) the Originator will not be permitted to substitute a Lease having a governmental entity as obligor unless the related Lease being substituted for also has a governmental entity as obligor thereunder.

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               (c)    Each addition and substitution pursuant to this Section
11.01 shall include the right to all Related Interests in respect of each Substitute Lease being substituted or Additional Leases being transferred. At the time of each such addition or substitution, all Lease Payments with respect to the related Substitute Leases and/or Additional Leases actually received by the Originator or the Seller which became due during the then current Due Period shall be transferred to the Collection Account and all security deposits with respect thereto shall be transferred to the Security Deposit Account.

               (d) To the extent the Originator does not substitute a Substitute Lease for Leases for which any of the representations and warranties made by the Originator in Sections 2.04, 2.05(b) and 2.08 are breached, the Originator shall purchase such Leases pursuant to the provisions of Section 5.04.

               11.02  Procedure.

               (a) By 11:00 A.M. on the third Business Day following each Determination Date, the Originator or the Seller, as the case may be, shall give written notice to the Servicer of any substitution pursuant to Section 11.01 of Substitute Leases for Predecessor Leases or addition of Additional Leases for Early Termination Leases which have been prepaid in full during the preceding Due Period. By 11:00 A.M. on the fourth Business Day following each Payment Date, the Originator or the Seller, as the case may be, shall deliver to the Servicer and the Trustee and, to the extent not included in the Servicer Report, the Servicer shall promptly deliver to the Insurer and each Rating Agency (i) a supplement to Exhibit A hereto setting forth the information shown thereon for each such Substitute Lease and Additional Lease, (ii) an Officers' Certificate
(A) certifying that each such Substitute Lease and Additional Lease is an "Eligible Lease", (B) specifying each Predecessor Lease for which a substitution has been made and each Early Termination Lease which is being replaced by an Additional Lease and the amount of each periodic Lease Payment under each such Predecessor Lease and Early Termination Lease and the amount of each periodic Lease Payment under each Additional Lease and Substitute Lease being transferred thereby and (C) that all conditions precedent to such addition or substitution have been satisfied and (iii) such additional information concerning such Additional Leases, Substitute Leases, Early Termination Leases or Predecessor Leases as may be needed for the Servicer to prepare its monthly reports pursuant to Section 6.01 hereof and to otherwise carry out its duties as Servicer hereunder.

               (b) Subject to the provisions of Section 11.03, the delivery of any Officers' Certificate and supplement to Exhibit A pursuant to Section 11.02(a) shall be conclusive evidence, without further act or deed, that during the immediately preceding Due Period (i) the Originator contributed as a contribution to capital to the Seller pursuant to Section 11.01 hereof all of the Originator's right, title and interest in and to the Substitute Leases and Additional Leases identified in such supplement, and the related rights described in Section 11.01 hereof, and contemporaneously the Seller contributed as a contribution to capital to the Issuer pursuant to Section 11.01 hereof all of the Seller's right, title and interest in and to the Substitute Leases and Additional Leases identified in such supplement, and the related rights described in Section 11.01 hereof, (ii) the Originator transferred to the Seller, as a contribution of capital, all of the Originator's right, title and interest in and to the Equipment subject to such Substitute Leases and Additional Leases and contemporaneously the Seller pledged to the Issuer all of the Seller's right,

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title and interest in and to the Equipment subject to such Substitute Leases and
Additional Leases, and (iii) the Issuer assigned and transferred to the Seller, without representation or warranty, all of the Issuer's right, title and interest in and to the Predecessor Leases and Early Termination Leases identified in such Officers' Certificate and released its security interest in the Equipment relating thereto and contemporaneously the Seller assigned to the Originator, without representation or warranty, all of the Seller's right, title and interest in and to the Predecessor Leases and Early Termination Leases identified in such Officers' Certificate and all the Seller's right, title and interest in and to the related Equipment. The Originator shall promptly deliver to the Servicer (or, if the Originator is the Servicer, retain in accordance with this Assignment and Servicing Agreement in its capacity as Servicer) the original executed copy of each Substitute Lease and Early Termination Lease assigned to the Issuer pursuant to Section 11.01 hereof and the Issuer shall promptly request the Trustee (or, if the Servicer is acting as the custodian, the Servicer) in writing to deliver to or upon the order of the Seller the original executed counterpart of each Predecessor Lease for which substitution has been made pursuant to Section 11.01 hereof and contemporaneously the Seller shall promptly deliver to the Originator the original executed counterpart of each Predecessor Lease for which substitution has been made pursuant to Section
11.01 hereof.

               11.03  Objection and Purchase.

               If the Insurer (if no Insurer Default has occurred and is continuing) or any holder of the Notes (if an Insurer Default has occurred and is continuing) objects to any substitution of Leases within ten days of receipt of the Servicer's monthly report providing notice thereof pursuant to Section
6.01 above, on the grounds either that any Substitute Lease or Additional Lease is not an Eligible Lease within the meaning of the definition thereof or that such substitution or addition is otherwise not permitted under the provisions of
Section 11.01 hereof, the Originator shall be entitled to present such additional information as it deems appropriate in an effort to demonstrate that such Lease is an Eligible Lease and that such substitution is permitted under the provisions of Section 11.01 hereof. Following such presentation, the substitution shall remain effective if each person originally objecting to the substitution withdraws the objection. If the conditions specified in the preceding sentence are not satisfied, or if at any time it is established that any lease was not, at the time of substitution, an Eligible Lease, then the Originator shall be required to purchase such Lease in accordance with the provisions of Section 5.04 hereof.

               11.04  Originator's, Seller's and Servicer's Subsequent
Obligations.

               Upon any substitution or addition of Leases in accordance with the provisions of this Section 11, the Originator's, Seller's and the Servicer's obligations hereunder with respect to the Predecessor Lease or the applicable Early Termination Lease shall cease but the Originator, Seller and the Servicer shall each thereafter have the same obligations with respect to the Substitute Lease or Additional Lease substituted or added as it has with respect to all other Leases subject to the terms hereof.

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               SECTION 12. ASSIGNMENT

               12.01  Assignment to Trustee.

               It is understood that this Assignment and Servicing Agreement and all rights of the Issuer hereunder, but none of its duties or obligations, will be assigned by the Issuer to the Trustee pursuant to the Indenture, for the benefit of the holders from time to time of the Notes and the Insurer as provided in the Indenture, and may be subsequently assigned by the Trustee to any successor Trustee or as otherwise provided in the Indenture. Each of the Originator, the Seller and the Servicer hereby expressly agrees to each such assignment and agrees that all of its duties, obligations, representations and warranties hereunder shall be for the benefit of, and may be enforced by, the Trustee, the Insurer, the holders from time to time of the Notes, and any successor to or assignee of any thereof.

               12.02  Assignment by Originator, Seller or Servicer.

               None of the respective rights or obligations of the Originator, the Seller or the Servicer hereunder may be assigned (other than the assignment by the Seller to the Issuer of the covenants, representations, warranties and obligations of the Originator pursuant to Section 12.01 and the assignment by the Issuer to the Trustee of the rights of the Issuer hereunder pursuant to the Indenture as contemplated in Section 12.01) without the prior written consent of the Issuer and the Trustee (acting upon the written instructions of the Insurer (if no Insurer Default has occurred and is continuing) or the holders of 66-2/3% of the then aggregate unpaid Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing); provided, that nothing herein shall preclude the Servicer from performing its duties hereunder through the use of agents to the extent that such use is consistent with the Servicer's business practices in dealing with leases and equipment for its own account.

               SECTION 13. NATURE OF OBLIGATIONS AND SECURITY THEREFOR

               13.01  Obligations Absolute.

               The obligations of the Originator and Seller hereunder, and the rights of the Trustee, as assignee of the Issuer, in and to all amounts payable by the Originator or the Seller hereunder, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, defense, counterclaim or recoupment whatsoever, including, without limitation, abatements, reductions, setoffs, defenses, counterclaims or recoupments due or alleged to be due to, or by reason of, any past, present or future claims which the Originator or the Seller may have against the Servicer, the Issuer, the Insurer, the Trustee, and any holder of the Notes or any other Person for any reason whatsoever; nor, except as otherwise expressly provided herein, shall this Assignment and Servicing Agreement terminate, or the respective obligations of the Issuer, the Originator, the Seller or the Servicer be otherwise affected, by reason of any defect in any Lease or in any unit of Equipment or in the respective rights and interests of the Issuer, the Originator, the Seller, the Insurer and the Trustee therein, or by reason of any Liens with respect to any Lease or any unit of Equipment, or any failure by the Issuer or the Servicer to perform any of its obligations herein contained, or by reason of any other indebtedness or liability, howsoever and whenever arising, of the Issuer, the Servicer, the Trustee, the Insurer, or any holder of the Notes

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to the Originator, the Seller or any other Person or by reason of any insolvency, bankruptcy, or similar proceedings by or against the Originator, the Seller, the Servicer, the Issuer, the Insurer, the Trustee or any other Person or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that all obligations of the Originator or the Seller hereunder and all amounts payable by the Originator or the Seller hereunder shall continue to be due and payable in all events and in the manner and at the times herein provided unless and until the obligation to perform or pay the same shall be terminated or limited pursuant to the express provisions of this Assignment and Servicing Agreement.

               13.02  Security for Obligations.

               As security for the full and timely performance by the Originator, the Seller and the Servicer of each of their respective obligations hereunder, and by the Issuer of each of its obligations hereunder and under the Notes and the Indenture, each of the Originator and the Seller hereby pledges and grants to the Trustee (as a precaution in the event that, contrary to the intent of the parties to the transactions contemplated hereby, it is contended that either has any continuing interest in any Lease, that the Originator has any continuing interest in any Equipment or that the security interest granted to the Issuer by the Seller in the Seller's interest in the Equipment is invalid or ineffective in whole or in part) a first priority Lien on and security interest in all right, title and interest of the Originator or the Seller now or hereafter acquired in and to each Lease (including all Related Interests) and the Originator's and the Seller's interests in each item of Equipment at any time subject to the Indenture. The foregoing security interest is granted upon and is subject to the same terms and provisions as are set forth in the Indenture and shall continue in full force and effect until the Indenture is discharged in accordance with the terms thereof, notwithstanding any waiver or modification of any of the terms hereof or thereof or of any of the Notes, whether with or without the consent of the Originator or the Seller.

               13.03  Further Assurances; Financing Statements.

               Each of the Originator, the Seller and the Servicer severally agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Issuer, the Trustee or the Insurer may request to perfect and protect the assignments and security interests granted or purported to be granted herein with respect to the Leases and the Lease Payments or to enable the Issuer, the Trustee or the Insurer to exercise and enforce its rights and remedies under this Agreement with respect to any Leases and the Lease Payments and, subject to the final sentence of
Section 4.01(c), the Equipment. Without limiting the generality of the foregoing, each of the Originator and the Seller shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that the Issuer, the Trustee or the Insurer may request to protect and preserve the assignments and security interests granted by this Agreement with respect to the Leases and, subject to the final sentence of Section 4.01(c), the Equipment.

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               SECTION 14. DEFINITIONS

               As used in this Assignment and Servicing Agreement, the following terms have the respective meanings set forth below or set forth in the Section hereof or in any other agreement indicated:

               Accumulated Funding Deficiency - a funding deficiency described in Section 302 of ERISA.

               Additional Lease - Section 11.01(a) hereof.

               Additional Principal - Section 1.01 of the Indenture.

               Adjusted Lease - a Lease which has had one or more non-credit related terms adjusted or modified by the Servicer.

               Affiliate - Section 1.01 of the Indenture.

               Annualized Default Rate - for any Due Period, the sum of the Discounted Present Value as of the related Determination Date of all Leases that became Non-Performing Leases during such Due Period minus the sum of the recoveries on Non-Performing Leases (including recoveries on Leases that have been replaced or substituted for) received during such Due Period, divided by the Discounted Present Value of the Leases on the Determination Date immediately preceding such Determination Date, multiplied by twelve.

               Asset Pool - Granting Clause of the Indenture.

               Authorized Officer - in respect of the Servicer, any officer of or other Person representing the Servicer who is authorized to act for the Servicer.

               Available Funds - Granting Clause of the Indenture.

               Base Prospectus - the prospectus, dated March 11, 2002, included in the Registration Statement.

               Business Day - any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the city in which the Corporate Trust Office or the Servicer is located are authorized or obligated by law or executive order to remain closed.

               Casualty Payment - any payment pursuant to a Lease on account of the loss, theft, condemnation, governmental taking, destruction, or damage beyond repair of any item of Equipment subject thereto which results, in accordance with the terms of the Lease, in a reduction in the number or amount of any future Lease Payments due thereunder or in the termination of the Lessee's obligation to make future Lease Payments thereunder.

               Class A-1 Notes - the Issuer's 1.30813% Class A-1 Lease-Backed Notes, Series 2003-1.

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               Class A-2 Notes - the Issuer's 1.68% Class A-2 Lease-Backed
Notes, Series 2003-1.

               Class A-3a Notes - the Issuer's variable rate Class A-3a Lease-Backed Notes, Series 2003-1.

               Class A-3b Notes - the Issuer's 2.33% Class A-3b Lease-Backed Notes, Series 2003-1.

               Class A-4 Notes - the Issuer's 3.27% Class A-4 Lease-Backed Notes, Series 2003-1.

               Code - the Internal Revenue Code of 1986, as amended.

               Collection Account - Section 1.01 of the Indenture.

               Corporate Trust Office - Section 1.01 of the Indenture.

               Counterparty - Section 1.01 of the Indenture.

               Credit and Collections Policy - the ongoing credit, collection and servicing policy of IOS Capital, as provided to the Insurer, which may be modified by IOS Capital from time to time.

               Cut-Off Date - the opening of business on April 1, 2003.

               Delinquency Rate - for any Due Period, the sum of the Discounted Present Value as of the related Determination Date of all Leases that are more than 62 days delinquent, as of such Determination Date, divided by the Discounted Present Value of the Leases on such Determination Date.

               Determination Date - Section 1.01 of the Indenture.

               Discounted Present Value of the Delinquent Leases - Section 1.01 of the Indenture.

               Discounted Present Value of the Performing Leases - Section 1.01 of the Indenture.

               Due Period - with respect to any Payment Date and the related Determination Date with respect thereto, the calendar month prior to the month in which such Payment Date and Determination Date occur.

               Early Lease Termination - the termination of a Lease by reason of the prepayment in full thereof prior to its original stated maturity.

               Early Termination Lease - a Lease as to which there has been an Early Lease Termination.

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               Eligible Lease - a Lease that satisfies the representations and warranties set forth in Section 2.04, 2.05(b) and 2.08 and, in the case of a Substitute Lease or Additional Lease, the applicable requirements of Section 11.

               Equipment - all units or items of equipment and related property from time to time subject to any Lease.

               ERISA - the Employee Retirement Income Security Act of 1974, as amended.

               Event of Default - Section 1.01 of the Indenture.

               Excess Copy Charges - Section 1.01 of the Indenture.

               Filing State - the State of Delaware.

               Financing Statement - a statement filed pursuant to the UCC which evidences a perfected security interest in an asset.

               Governmental Authority: - any court or federal or state regulatory body, administrative agency or other tribunal or other governmental instrumentality.

               Indemnified Party - Section 5.03 hereof.

               Indenture - the Indenture dated as of April 1, 2003, between the Issuer and the Trustee, as the same may be supplemented, modified or amended from time to time in accordance with the terms thereof.

               Insurer - Ambac Assurance Corporation, a Wisconsin stock insurance corporation, and any successor.

               IOS Capital - Section 1.01 of the Indenture.

               Issuance Date - April 23, 2003.

               Issuer - IKON Receivables Funding, LLC, a Delaware special purpose limited liability company, and any successor.

               Lease Delinquency Payment - Section 1.01 of the Indenture.

               Lease Guaranty - with respect to any Lease, any guaranty of payment or performance of the whole or any part of the liabilities or obligations of the Lessee under such Lease.

               Lease Payment - Section 1.01 of the Indenture.

               Lease Purchase Amount - Section 1.01 of the Indenture.

               Leases - Section 1.01 of the Indenture.

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               Lessee - each lessee under a Lease.

               Lien - means a security interest, lien, charge, pledge, equity (except the Seller's equity in any Equipment), or encumbrance of any kind other than tax liens, mechanics liens, and any liens that attach to a Lease or any item of Equipment by operation of law.

               Lockbox Account - Section 4.01(g) hereof.

               Maintenance Charges - Section 1.01 of the Indenture.

               Non-Performing Lease - Section 1.01 of the Indenture.

               Noteholder - at any time, any Person in whose name a note is registered in the Note Register (as defined in the Indenture).

               Notes - the Class A-1 Notes, the Class A-2 Notes, the Class A-3a Notes, the Class A-3b Notes and the Class A-4 Notes issued pursuant to the Indenture and all notes issued in exchange therefor pursuant to the Indenture.

               Officers' Certificate - with respect to the Seller, Servicer or Originator, a certificate signed by the Chairman, the President or a Vice President, and by at least one other Person who is a Vice President, the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary, of the Seller, Servicer or Originator, as the case may be.

               Originator - IOS Capital, LLC and any successor thereto in accordance with the provisions hereof.

               Originator Collateral - Section 1.03 hereof.

               Originator's Purchase Obligation - the obligation of the Originator to purchase Leases and Equipment interests pursuant to Section 5.04.

               Other Lease Payments - Section 1.01 of the Indenture.

               Outstanding - Section 1.01 of the Indenture.

               Outstanding Principal Amount - Section 1.01 of the Indenture.

               Payment Date - the 15th day of each calendar month (or the next Business Day thereafter if such day is not a Business Day).

               PBGC - the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

               Pension Plan - Section 2.13 hereof.

               Person - an individual, partnership, corporation, joint venture, association, limited liability company, trust (including any beneficiary thereof) or unincorporated organization, or a government or agency or political subdivision thereof.

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               Policy - Section 1.01 of the Indenture.

               Pool Factor - a seven-digit decimal, which the Servicer will compute on each Determination Date, for each class of Notes, indicating the remaining outstanding principal balance of such class of Notes as of the applicable Payment Date, as a fraction of the initial outstanding principal balance of such class of Notes. Each Pool Factor will be initially 1.0000000, and thereafter will decline to reflect reductions in the outstanding principal balance of the applicable class of Notes

               Predecessor Lease - Section 11.01 hereof.

               Prohibited Transaction - any transaction described in Section 406 of ERISA which is not exempt by reason of Section 408 of ERISA or the transitional rules set forth in Section 414(c) of ERISA and any transaction described in Section 4975(c) of the Code which is not exempt by reason of
Section 4975(c)(2) or Section 4975(d) of the Code, or the transitional rules of
Section 2003(c) of ERISA.

               Prospectus - the form of final prospectus (including the Base Prospectus and Prospectus Supplement) to be used in connection with the public offering of the Notes as filed with the Securities and Exchange Commission pursuant to Rule 424(b).

               Prospectus Supplement - the prospectus supplement relating to the offering of the Notes, dated April 16, 2003, accompanying the Base Prospectus.

               Purchase Obligation - the Originator's obligation to purchase any Lease pursuant to the provisions of Section 5.04 hereof.

               Rating Agency - Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies or Moody's Investors Service Inc. and their respective successors.

               Recourse Amount - Section 5.05 hereof.

               Registration Statement - the Registration Statement (File No. 333-71362), as amended and supplemented from time to time, relating to the offering from time to time of up to $2,500,000,000 aggregate principal amount of the Issuer's Lease-Backed Notes.

               Related Interests - with respect to any Lease, (i) all Lease Payments, Renewal Payments, Casualty Payments, Retainable Deposits and Termination Payments in respect of such Lease, (ii) all rights under any Lease Guarantees with respect to such Lease, (iii) all rights and interests in any collateral with respect to such Lease, including any security deposit (whether or not such security deposit shall have become a Retainable Deposit) and any security interest in the Equipment securing the obligations of the related Lessee under such Lease, and (iv) all other amounts due or becoming due with respect to such Lease or any of the foregoing, except Maintenance Charges, Excess Copy Charges and insurance and taxes paid by the Lessee.

               Related Person - any Person (whether or not incorporated) which is under common control with the Originator or the Seller within the meaning of
Section 414(c) of the Internal Revenue Code of 1986, as amended, or of Section 4001(b) of ERISA.

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               Renewal Payment - Section 1.01 of the Indenture.

               Reportable Event - any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, a withdrawal from a Pension Plan described in Section 4063 of ERISA, or a cessation of operations described in
Section 4062(e) of ERISA.

               Required Financing Statements - Financing Statements filed in the appropriate UCC filing offices in the Filing State (i) naming the Originator as debtor and the Seller as secured party and the Trustee as assignee and the Originator Collateral as the collateral, (ii) naming the Seller as debtor, the Issuer as secured party, the Trustee as assignee and the Seller Collateral as the collateral, and (iii) naming the Issuer as debtor and the Trustee as secured party and the assets comprising the Asset Pool as the collateral.

               Reserve Account - Section 1.01 of the Indenture.

               Seller - IKON Receivables-2, LLC, a Delaware limited liability company, and any successor.

               Seller Collateral - Section 1.03 hereof.

               Servicer - the limited liability company so identified in the first paragraph of this Assignment and Servicing Agreement and any successor thereto in accordance with the provisions hereof.

               Servicer Event of Default - Section 10.01 hereof.

               Servicing Fee - Section 4.04(a) hereof.

               Servicing Report - Section 6.01(b) hereof.

               Substitute Lease - Section 11.01(a) hereof.

               Supplementary Report - Section 6.01(e) hereof.

               Terminated Lease - a lease that is terminated prior to its original stated maturity (but not on account of casualty or a Lease default).

               Termination Payment - a payment payable by a Lessee under a Lease upon the early termination of such Lease (but not on account of a casualty or a Lease default) which may be agreed upon by the Servicer, acting in the name of the Issuer, and the Lessee in accordance with the provisions of Section 5.02 of this Assignment and Servicing Agreement.

               Transaction Payment Amount - Section 1.01 of the Indenture.

               Transfer Taxes - Section 2.20 hereof.

               Trustee - BNY Midwest Trust Company and any successor thereto, as Trustee under the Indenture.

               Trustee Fee - the fees and expenses from time to time payable to the Trustee pursuant to the fee agreement between the Issuer and the Trustee.

               Underwriting Agreement - the Underwriting Agreement dated April 16, 2003 among the Issuer, IOS Capital and the several underwriters named therein for the purchase and sale of the Notes.

               Uniform Commercial Code or UCC - with respect to a particular jurisdiction, the Uniform Commercial Code, as in effect from time to time in such jurisdiction, or any successor statute thereto.

               Warranty Lease - Section 1.01 of the Indenture.

               SECTION 15. MISCELLANEOUS

               15.01  Continuing Obligations.

               This Assignment and Servicing Agreement shall continue in full force and effect until, and shall terminate when, each of the Notes and any other amounts due to any holder of the Notes and the Insurer have been paid in full, its Policy surrendered for cancellation (in accordance with Section 4.03 of the Indenture) and all other obligations, if any, secured by the Lien of the Indenture have been fully satisfied.

               15.02  GOVERNING LAW; WAIVER OF JURY TRIAL.

               THIS ASSIGNMENT AND SERVICING AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK. IF ANY PROVISION OF THIS ASSIGNMENT AND SERVICING AGREEMENT IS DEEMED INVALID, IT SHALL NOT AFFECT THE BALANCE OF THIS ASSIGNMENT AND SERVICING AGREEMENT. EACH OF THE PARTIES TO THIS ASSIGNMENT AND SERVICING AGREEMENT HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR IN CONNECTION WITH THIS ASSIGNMENT AND SERVICING AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

               15.03  FORUM NON CONVENIENS.

               EACH OF THE PARTIES TO THIS ASSIGNMENT AND SERVICING AGREEMENT HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS
SECTION 15.02(b) SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS ASSIGNMENT AND SERVICING AGREEMENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER

PERMITTED BY LAW OR AFFECT EITHER'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

               15.04  Successors and Assigns.

               This Assignment and Servicing Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Originator, the Issuer, the Seller, and the Servicer and shall inure to the benefit of the permitted successors and assigns of the holders, from time to time, of the Notes.

               15.05  Modification.

               The terms of this Assignment and Servicing Agreement shall not be waived, modified or amended without the written consent of the party against whom such waiver, modification or amendment is claimed and, in any case, the Trustee (acting upon the written instructions of the Insurer (so long as no Insurer Default has occurred and is continuing) or the holders of 66-2/3% of the then aggregate unpaid Outstanding Principal Amount of the Notes (if an Insurer Default has occurred and is continuing)); provided, further that (i) the signature of the Issuer, the Seller or the Originator shall not be required for the effectiveness of any amendment which (x) modifies the representations, warranties, covenants or responsibilities of the Servicer or which (y) pursuant to the terms of 4.04(b) of this Agreement increases the Servicing Fee, in each case, at any time when the Servicer is not the Originator or any Affiliate of the Originator, provided that, the effect of any such amendment under subpart
(x) does not increase in any material respect the obligations of the Originator or any Affiliate of the Originator or otherwise materially and adversely affect the Originator or any Affiliate of the Originator and (ii) any modification which shall materially, directly and adversely impact the Counterparty shall require the prior written consent of the Counterparty, which consent will not be unreasonably withheld.

               15.06  No Proceedings.

               The Originator and the Seller each hereby agrees that it will not, directly or indirectly, or direct or cause its officers, directors, or employees to, aid, institute, or cause to be instituted, against the Issuer, and the Originator hereby agrees that it will not, directly or indirectly, or direct or cause its officers, directors or employees to, aid, institute, or cause to be instituted, against the Seller, any proceeding of the type referred to in
Section 7.01(d) or (e) of the Indenture so long as there shall not have elapsed one year plus one day since the latest maturing Notes have been paid in full in cash.

               15.07  Notices.

               All notices and other communications given in connection with this Assignment and Servicing Agreement shall be sufficient for every Person hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy, in case of the Originator, to 1738 Bass Road, P.O. Box 9115, Macon, Georgia 31208, Attention: Harry G. Kozee, Vice President - Finance, with a copy to the General Counsel (telecopy: (912) 471-2375), in the case of the Seller, to 1738 Bass Road, P.O. Box 9115, Macon, Georgia 31208, Attention: Harry G. Kozee (telecopy: (912) 471-2375), and in the case of the Issuer, the Servicer and the Trustee and the holders of the Notes, to such addresses as are provided pursuant to Sections 1.05 and 1.06 of the Indenture or to such other address as either party may specify to the other from time to time in accordance with this Section 15.06.

               15.08  Counterparts.

               This Assignment and Servicing Agreement may be executed in any number of counterparts, each counterpart constituting an original, but all together constituting only one Agreement.

               15.09  Nonpetition Covenant.

               None of the parties hereto shall petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer or the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Issuer during the period ending one year and one day after satisfaction and discharge of the Indenture. Neither the Originator nor the Seller shall petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Issuer.

               15.10  Benefits of Agreement.

               The Trustee and the Insurer and their respective successors and assigns shall be third-party beneficiaries to the provisions of this Agreement, and shall be entitled to rely upon and directly to enforce such provisions so long, in the case of the Insurer, that no Insurer Default has occurred and is continuing. Nothing in this Agreement, express or implied, shall give to any other Person any benefit or any legal or equitable right, remedy or claim under this Agreement. The Insurer may disclaim any of its rights and powers under this Agreement (in which case the Trustee may exercise such rights and powers hereunder), but not its duties and obligations under the Policy, upon delivery of a written notice to the Trustee and the parties hereto.

               15.11  Severability

               In case any provision in or obligation under this Assignment and Servicing Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation shall not in any way be affected or impaired thereby in such jurisdiction and the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation shall not be impaired thereby in any other jurisdiction.

               15.12  Non-Recourse

               Except as otherwise provided herein, the Noteholders shall not at any time have any recourse on the Notes or under this Assignment and Servicing Agreement against the Issuer or the Seller other than against the Asset Pool including, but not limited to, amounts deposited into the Collection Account pursuant to Section 3.03 of the Indenture.

               IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Servicing Agreement as of the date and year first written above.

                                     IOS CAPITAL, LLC, as
                                        Originator and Servicer

                                     By: /s/ Russell Slack
                                        --------------------------------
                                         Name: Russell Slack
                                         Title: President

                                     IKON RECEIVABLES-2, LLC

                                     By: IKON RECEIVABLES FUNDING, INC.,
                                           its Manager

                                         By: /s/ Kathleen M. Burns
                                            ----------------------------
                                             Name: Kathleen M. Burns
                                             Title: Treasurer

                                     IKON RECEIVABLES FUNDING, LLC

                                     By: IKON RECEIVABLES FUNDING, INC.,
                                           its Manager

                                         By: /s/ Kathleen M. Burns
                                            ----------------------------
                                             Name: Kathleen M. Burns
                                             Title: Treasurer

The undersigned hereby acknowledges receipt of a copy of the foregoing Assignment and Servicing Agreement and agrees to, and to be bound by, each of the provisions thereof applicable to the undersigned.

BNY MIDWEST TRUST COMPANY,
 not in its individual capacity, but
 solely as Trustee

By: /s/ Eric A. Lindahl
   ------------------------------
    Name: Eric A. Lindahl
    Title: Vice President

                                                                       EXHIBIT A

                        SCHEDULE OF LEASES AND EQUIPMENT

                        [See Schedule I to the Indenture]

                                                                       EXHIBIT B

                            Form of Servicing Report

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1                                  Payment Date
                                                                                                   -----------
MONTHLY SERVICER REPORT
MMDDYY                                                                            Payment Date #        0
                                                                                                   -----------

NET CHANGE IN DPV OF PORTFOLIO
Beginning Balance (DPVL as of last date of previous Due Period)                                    $         -

Less:       DPV Principal Payments Due on Leases - Current Month                                             -
Less:       DPV Non-Performing Leases - current month---over 120 days, etc                                   -
Less:       DPV Adjusted / Warranty Leases                                                                   -
Less:       DPV Amounts on Early Termination Leases                                                          -
                                                                                                   ===========
   Subtotal:                                                                                       $         -

Add:        DPV Substitute Leases
                Non-performing                                                                               -
                Adjusted / Warranty                                                                          -
Add:        DPV Additional Leases for Early Terminations                                                     -
                                                                                                   ===========
Ending Balance (DPVL as of last date of current Due Period)                                        $         -

OVERDUE LEASE PAYMENTS

REIMBURSE SERVICER ADVANCES RELATING TO THE PRIOR PAYMENT DATE:

Beginning outstanding servicer advances                                                                      -
Less:       Reimburse Servicer Advances owed to IOSC not prev reimbursed                                     -
Add:        Servicer Adv for scheduled payments not made in current period                                   -
                                                                                                   ===========
Ending outstanding servicer advances                                                                         -

ADVANCE LEASE PAYMENTS

Beginning amount of lease payments to be applied in future                                                   -
Less:       Applied to Current from Prepaid - including intermonth activity                                  -
Less:       Repurchased Leases                                                                               -
Less:       Advance Payments on Non-Performing Leases                                                        -
Add:        Received This Month - including intermonth activity                                              -
Add:        Received in Prior Month                                                                          -
                                                                                                   ===========
Ending amount of lease payments to be applied in future                                                      -

RECONCILIATION OF RESERVE ACCOUNT

Beginning Balance                                                                                            -
Less:       Deposit to Collection Account (if any)                                                           -
Ending Balance                                                                                               -

Required Reserve Account
Lesser of 1% of $ or Outstanding Note Amount                                                                 -

Reserve Account in excess of Required Reserve                                                                -
Deposits into Reserve Account                                                                                -
Amounts Released to Issuer                                                                                   -
                                                                                                   ===========
Ending Balance                                                                                               -

RECONCILIATION OF SECURITY DEPOSIT ACCOUNT

Beginning Balance                                                                                            -
Less:           Retainable Deposits to be Deposited into Collection Account and
                 Amounts Repayable to Lessees                                                                -
Add:            Additional Security Deposits collected on leases                                             -
                                                                                                   ===========
Ending Balance                                                                                               -

RECONCILIATION OF RENEWAL ACCOUNT

Beginning Balance                                                                                            -
Less:       Deposit to Collection Account (if any)                                                           -
Plus:       Deposit to Renewal Account                                                                       -
                                                                                                   -----------
Ending Balance                                                                                               -

Renewal Account Deposit Required                                                                             -
Renewal Deposit                                                                                              -

Required Renewal Amount (only if Renewal Trigger Event Occurred and is Occuring)                             -
Lesser of:  2% of Discounted PV of Leases as of the initial Cutoff Date           $            -
            Outstanding Balance of Notes minus Reserves                           $            -

COMPLIANCE RATIO CALCULATIONS

    IKON Receivables Funding, LLC
    Lehman Brothers Lease-Backed Notes Series 2003-1                                                Payment Date
                                                                                                                     -----------
    MONTHLY SERVICER REPORT
    MMDDYY                                                                                          Payment Date #        0
                                                                                                                     -----------

    CALCULATE ANNUALIZED DEFAULT RATE
                 # of days delinquent to declare Defaulted Lease                                                             121

                 Discounted Present Value of Defaulted Leases (Less Recoveries):
                     This Month                                                                                             0.00%
                     Last Month                                                                                             0.00%
                     Two Months ago                                                                                         0.00%

                 3 mos. Average                                                                                             0.00%

    CALCULATE DELINQUENCY RATE
                 # of days delinquent to declare Delinquent Lease                                                             63

                 Discounted Present Value of Delinquent Leases:
                     This Month                                                                                             0.00%
                     Last Month                                                                                             0.00%
                     Two Months ago                                                                                         0.00%

                 3 mos. Average                                                                                             0.00%

    CALCULATE RENEWAL TRIGGER RATIO

    Aggregate number of Leases for which the obligors have elected to extend
    during the last 3 preceding Due Periods                                                                                    -
                      This Month                                                                                 0
                      Last Month                                                                                 0
                      Two Months ago                                                                             0

    Aggregate number of leases which have reached their stated maturity during
    last 3 preceding Due Periods                                                                                               -
                      This Month                                                                                 0
                      Last Month                                                                                 0
                      Two Months ago                                                                             0

                      Renewal Trigger Ratio                                                                                 0.00%
                                                                                                                     -----------

    ACCELERATION EVENT
                Triggered if
                    Annualized Default Rate greater than                                                      6.25%
                    Delinquency Rate greater than                                                             7.00%

                Acceleration Event Triggered? (Y/N)                                                                            -

    RENEWAL TRIGGER EVENT
                Triggered if Renewal Trigger Ratio is less than 20%

                Trigger? (Y/N)                                                                                                 -
                                                                                                                     -----------

    SERVICER EVENT OF DEFAULT
                Triggered if
                      Annualized Default Rate greater than                                                    8.00%
                      Delinquency Rate greater than                                                           9.00%

                Servicer Event Triggered? (Y/N)                                                                                -

    AMOUNTS AVAILABLE FOR DISTRIBUTION IN CURRENT PERIOD - COLLECTION ACCOUNT

    Deposits by or on behalf of the Servicer:

Section 3.03 (a) (i)     Total lease payments applied for current due period                                                   -
Section 3.03 (a) (i)         Lease payments received on current month's receivables                                            -
Section 3.03 (a) (i)         Lease payments received on prior month's receivables                                              -
Section 3.03 (a) (i)         Renewal payments                                                                                  -
Section 3.03 (a) (i)         Early Termination cash                                                                            -
                             Advance payments for current month                                                                -
                             Advance payments for future months                                                                -
Section 3.03 (a) (iv, x) Lease Purchase amounts for breaches of reps and/or early terminations
Section 3.03 (a) (ii)    Recoveries to the Extent IOS Capital does not substitute - if applicable                              -
Section 3.03 (a) (iii)   Late charges on delinquent Lease payments not advanced by the Servicer                                -

Section 3.03 (a) (v)     Investment Earnings on Accounts:
Section 3.03 (a) (v)         Collection Account                                                                                -
Section 3.03 (a) (v)         Reserve Account                                                                                   -
Section 3.03 (a) (v)         Security Deposit Account                                                                          -
Section 3.03 (a) (vi)   Casualty Payments                                                                                      -
Section 3.03 (a) (vii)  Servicer Adv for scheduled payments not made in current period                                         -
Section 3.03 (a) (viii) Retainable Security Deposits                                                                           -
Section 3.03 (a) (xi)   Funds For Redemption (Optional Clean-Up Call)                                                          -
                                                                                                                     ===========
                        Total amounts in the Collection Account

     IKON Receivables Funding, LLC
     Lehman Brothers Lease-Backed Notes Series 2003-1                           Payment Date
                                                                                                 ---------
     MONTHLY SERVICER REPORT
     MMDDYY                                                                     Payment Date #       0
                                                                                                 ---------
                 related to the Current Collection Period                                                -

     Transfers made by Trustee to the Collection Account
                 Optional Payments Received from AMBAC
                 Insured Payments Received from AMBAC                                                    -
                 Shortfall Required to be Deposited From Renewal Account                                 -
                 Shortfall Required to be Deposited From Reserve Account                                 -

                 Retainable Deposits from Security Deposit Acct (net of
                  additions)                                                                             -

     Less        Credit for payments applied in prior period                                             -
                                                                                                 =========

     Total deposited into the Collection Account                                                         -

     DISBURSEMENTS FROM COLLECTION ACCOUNT

     Surety Fee                                                                          0.28%           -
(i)  Section 3.03 (b) (i) 0.28% of Outstanding Principal Amount of the Notes

(ii) Section 3.03 (b) (ii)

     Servicing Fee                                                                       0.75%           -

       0.75% of the Lesser of Outstanding Principal Amount of the Notes or DPV

(iii) Section 3.03 (b) (iii)

      Trustee Fee .xxx% of Outstanding Principal Amount of the Notes                    0.xxx%           -
                                                                                                 =========
                 Minimum Fee = $ xxx.xx
                    Servicing Fee Less Trustee Fee                                                       -

(iv)  Section 3.03 (b) (iv)
      Reimburse Servicer Advances owed to IOSC not prev reimbursed                                       -
                                                                                                 =========

      Remaining Available to be Distributed to Noteholders                                               -

 (v)     Disbursements Section 3.03 (b) (v)                                                                      Actual Days
      Class A-l Interest Due                                                          0.00000%   $       -            0
      Class A-2 Interest Due                                                          0.00000%   $       -
      Class A-3 Interest Due                                                          0.00000%   $       -
      Class A-4 Interest Due                                                          0.00000%   $       -
                                                                                                 ---------
                 Total Class A Interest Due                                                      $       -
      Class A Interest Paid                                                                      $       -
      Cumulative Outstanding Amounts Owed to AMBAC                                               $       -
(vi)  Reimburse Amounts due AMBAC section 3.03 (b) (vi)                                          $       -
      Beginning Aggregate Class A Note Balance                                                   $       -
      Class A Principal Payment While Class A-1 Outstanding                                      $       -
      Class A Principal Payment After Class A-l Retired                               0.00000%   $       -
      Aggregate Class A Principal Payment                                                        $       -

(vii) Class A Principal Paid                                                                     $       -
      Ending Aggregate Class A Note Balance                                                      $       -
      Overcollateralization Floor
                 2.5% of Initial DPV                                                             $       -
                 Plus: Cumulative Loss Amount                                                    $       -
                 Less: Reserve Account Ending Balance                                            $       -
                 Overcollateralization Floor                                                     $       -                    N
(viii Additional Class A Principal                                                               $       -
      Additional Principal Class A Paid                                                          $       -
      End of Period Class A Note Balance                                                         $       -

      Remaining Collections After Distributions to Noteholders                                   $       -

(ix) Reserve Account Deposit (section 3.03 (b) (ix))                                             $       -

(x)  Renewal Account Deposit (section 3.03) (b) (x))                                             $       -

(xi) Additional Funds Available for Distribution to IOSC (section 3.03 (b) (xi))                 $       -

     Total Distribution from the Collection Account                                              $       -

IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1                                Payment Date
                                                                                                ----------
MONTHLY SERVICER REPORT
MMDDYY                                                                          Payment Date #      0
                                                                                                ----------
               Trustee Transfer to IOSC                                                         $        -

               Reimburse Servicer Advances                                           0.00                -         Early Terms
               Remaining Coll                                                        0.00                -        Adv Payments
               Servicing Fee Less Trustee Fee                                        0.00                -   Servicer Advances
                                                                                --------------------------
                                                                                     0.00                -

RECONCILIATION OF NOTES

Beginning Discounted Present Value of the Leases                                                $        -

Discounted Present Value of the Performing Leases as of the Current Due Period                  $        -

Class A Principal and Additional Principal to be Paid in Current Period                         $        -

CLASS A -1
             Beginning Class A Principal Balance                                                $        -
             Principal in Current Period                                                        $        -
             Ending Class A-l Principal Balance                                                 $        -

             Interest due this Due Period                                                     % $        -

             Interest Paid Per $1,000                                           $     -         $        -
                                                                                --------------
             Original Class A-l Face                                                         -

             Principal Paid Per $1,000                                          $     -         $        -
                                                                                --------------
             Original Class A-l Face                                                         -

             Ending Principal Balance Factor
                 (Ending Class A Principal/Original Class A-l Face)               0.0000000000%
                                                                                --------------

CLASS A-2
             Beginning Class A-2 Principal Balance                                              $        -
             Principal in Current Period                                                        $        -
             Ending Class A-2 Principal Balance                                                 $        -

             Interest due this Due Period                                                     % $        -

             Interest Paid Per $1,000                                           $     -         $        -
                                                                                --------------
             Original Class A-2 Face                                                         -

             Principal Paid Per $1,000                                          $     -         $        -
                                                                                --------------
             Original Class A-2 Face                                                         -

             Ending Principal Balance Factor
                 (Ending Class A-2 Principal/Original Class A-2 Face)             0.0000000000%
                                                                                --------------

CLASS A-3
             Beginning Class A-3 Principal Balance                                              $        -
             Principal in Current Period                                                        $        -
             Ending Class A-3 Principal Balance                                                 $        -

             Interest due this Due Period                                                     % $        -

             Interest Paid Per $1,000                                           $     -         $        -
                                                                                --------------
             Original Class A-3 Face                                                         -

             Principal Paid Per $1,000                                          $     -         $        -
                                                                                --------------
             Original Class A-3 Face                                                         -

             Ending Principal Balance Factor
                 (Ending Class A-3 Principal/Original Class A-3 Face)             0.0000000000%
                                                                                --------------

CLASS A-4
             Beginning Class A-4 Principal Balance                                              $        -
             Principal in Current                                                               $        -
             Period Ending Class A-4 Principal Balance                                          $        -

             Interest due this Due Period                                                     % $        -

             Interest Paid Per $1,000                                           $     -         $        -
                                                                                --------------
             Original Class A-4 Face                                                         -

             Principal Paid Per $1,000                                          $     -         $        -
                                                                                --------------
             Original Class A-4 Face                                                         -

             Ending Principal Balance Factor
                 (Ending Class A-4 Principal/Original Class A-4 Face)             0.0000000000%
                                                                                --------------


IKON Receivables Funding, LLC
Lehman Brothers Lease-Backed Notes Series 2003-1                                 Payment Date
MONTHLY SERVICER REPORT                                                                            ----------
MMDDYY                                                                           Payment Date #         0
                                                                                                   ----------
Overcollateralization Amount                                                                       $        -

MISCELLANEOUS INFORMATION TO BE PROVIDED

Discounted Present Value of the Leases which are:
        31-60 DAYS OVERDUE                                                                         $        -
        61-90 DAYS OVERDUE                                                                         $        -
        91-120 DAYS OVERDUE                                                                        $        -

OTHER INFORMATION TO BE PROVIDED

Occurrence of an Event of Default Under the Indenture                                              $        -
Occurrence of a Servicer Event of Default Under the Assignment & Servicing
 Agreement                                                                                         $        -

Cumulative Substitutions for Warranty and Adjusted Leases since Closing                    0.00%   $        -
Maximum Allowable Substitutions for Warranty and Adjusted Leases                          10.00%   $        -

Cumulative Substitutions for Non-Performing Leases since Closing                           0.00%   $        -
Maximum Allowable Substitutions for Non-Performing Leases                                 10.00%   $        -

Cumulative Additions made for Early Termination Leases since Closing                       0.00%   $        -
Maximum Allowable Additions for Early Termination Leases                                  20.00%   $        -

Prepared by:   Harold M. Bright
               -------------------------------------------------

Title:         Assistant Controller - IOS Capital, LLC
               -------------------------------------------------

Date:
               -------------------------------------------------

Approved by:   Harry G. Kozee
               -------------------------------------------------

Title:         VP - Finance - IOS Capital, LLC
               -------------------------------------------------

Date:
               -------------------------------------------------

Approved by:   Kathleen M. Burns
               -------------------------------------------------

Title:         VP and Treasurer - IKON Office Solutions, Inc.
               -------------------------------------------------

Date:
               -------------------------------------------------